UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  (811-06260)

Quaker Investment Trust
 (Exact name of registrant as specified in charter)

2500 Weston Road, Suite 101
Weston, FL 33331
 (Address of principal executive offices) (Zip code)

Alyssa Greenspan
Quaker Investment Trust
2500 Weston Road, Suite 101
Weston, FL 33331
 (Name and address of agent for service)

(800) 220-8888
Registrant's telephone number, including area code

Date of fiscal year end: June 30, 2018

Date of reporting period:  June 30, 2018

Item 1. Report to Stockholders.

Annual Report
June 30, 2018

Quaker Global Tactical Allocation Fund

Quaker Mid-Cap Value Fund

Quaker Small-Cap Value Fund

Quaker Strategic Growth Fund

Mutual fund investing involves risk. Principal loss is possible.

Investing in the Quaker Funds may involve special risk including, but not limited to, investments in smaller companies, short sales, foreign securities, debt securities and value growth investing.  Please refer to the prospectus for more complete information.

This report must be preceded or accompanied by a current prospectus.

The opinions expressed are those of the adviser through the end of the period for this report, are subject to change, are not a guarantee, and should not be considered investment advice.

Fund holdings are subject to change and should not be considered a recommendation to buy or sell any security. Current and future holdings are subject to risk.

Chairman’s Letter to the Shareholders (unaudited)

June 30, 2018

Dear Shareholders:

Thank you for your continued trust and investment in the Quaker Funds. We are pleased to inform you that the proxy process is now complete and Community Capital Management, Inc. (CCM) is the registered investment advisor to the Trust.

We have been working diligently on a smooth transition and are excited for this new chapter in the Quaker Funds history.

James R. Brinton
Lead Independent Trustee

Quaker Investment Trust

Performance Update (unaudited)

Quaker Global Tactical Allocation Fund  (QTRAX, QTRCX, QTRIX)

OBJECTIVES AND PRINCIPAL STRATEGIES

The Fund seeks to provide long-term growth of capital. The Fund invests in ETFs and common stocks of U.S. companies, ETF’s and ADRs of foreign companies, and individual bonds and ETFs of fixed income securities, without regard to market capitalization.

PERFORMANCE REVIEW AND MARKET OUTLOOK

The Fund returned 2.45% (before sales charges), for the fiscal year ending June 30, 2018, underperforming the MSCI World® Index total return of 11.09%. During the first six months of 2018, the Fund returned 0.55% (before sales charges), compared to a total return 0.43% for the MSCI World® Index.  Community Capital Management, Inc. became the Adviser of the Fund at the beginning of 2018. These results compare favorably with many worldwide asset classes from fixed income to equity to commodities.

The portfolio’s bond portfolio was reduced markedly early in January.  This move served the Fund extremely well given the overall rise in interest rates and the flattening of the yield curve in the United States.  In addition, the portfolio management team added exposure to commercial mortgage real estate investment trusts, which profited greatly from the higher interest rate environment.  Lastly, we exited positions on most European equities.  We believe the Fund is well-positioned for the intermediate and long-term.

Sincerely,

The Portfolio Management Team

2018 ANNUAL REPORT

Performance Update (unaudited) (continued)

Quaker Global Tactical Allocation Fund  (QTRAX, QTRCX, QTRIX)

TOTAL NET ASSETS:
AS OF JUNE 30, 2018
$2,580,153

Top 10 Holdings* (% of net assets)
Dell Technologies Inc. Cl V	7.4%
Microsoft Corp.	5.0%
Crestwood Equity Partners LP	4.4%
Twenty-First Century Fox Inc. Cl B	4.3%
Seaspan Corp., 6.375%	3.6%
Starwood Property Trust Inc.	3.5%
AT&T Inc.	3.1%
Enterprise Products Partners LP	3.0%
Tiptree Inc.	2.9%
General Motors Co.	2.7%
% Fund Total	39.9%
* Includes Long-Term Investments only.

Sectors (% of net assets)

2018 ANNUAL REPORT

Performance Update (unaudited) (continued)

Quaker Global Tactical Allocation Fund  (QTRAX, QTRCX, QTRIX)

Growth of a Hypothetical $10,000 Investment
June 30, 2018

Average Annualized Total Return
										Commencement
	Gross	Net								of operations
	Expense	Expense	Inception							through
	Ratio*	Ratio*	Date	One Year		Five Year		Ten Year		6/30/2018
				with	without	with	without	with	without	with	without
				sales	sales	sales	sales	sales	sales	sales	sales
				charge	charge	charge	charge	charge	charge	charge	charge
Class A	2.43%	2.24%	5/1/08	-3.20%	2.45%	4.38%	5.56%	0.09%	0.66%	0.28%	0.83%
Class C	3.18%	2.99%	5/1/08	1.72%	1.72%	4.78%	4.78%	-0.09%	-0.09%	0.08%	0.08%
Institutional Class	2.18%	1.99%	7/23/08	2.85%	2.85%	5.87%	5.87%	N/A	N/A	2.37%	2.37%
MSCI World® Index**				11.09%	11.09%	9.94%	9.94%	6.26%	6.26%	5.40%	5.40%

*
As stated in the Prospectus dated October 30, 2017, supplemented December 28, 2017 and January 12, 2018. The Adviser has contractually agreed to waive the lesser of 0.30% of its fees or assume expenses to the extent necessary to reduce the Total Annual Fund Operating Expenses (excluding 12b-1 fees, interest, taxes, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities and extraordinary items) when they exceed 1.50% of the average daily net assets. This agreement will continue in effect from October 30, 2017 to October 28, 2018 and may recoup previously waived expenses that it assumed within the three-year period.

**	The benchmark since inception returns are calculated since commencement of May 1, 2008 through June 30, 2018.

Performance data quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. Performance data current to the most recent month end is available at www.quakerfunds.com or by calling us toll free at 800-220-8888. Total return includes reinvestment of dividends and capital gains.

Class A shares of the Fund have a maximum sales charge of 5.50%.

The performance table does not reflect the deduction of taxes that a shareholder might pay on fund distributions or the redemption of fund shares. Total return calculations reflect expense reimbursements and fee waivers in the applicable periods. See financial highlights for periods where fees were waived or reimbursed.

The Fund’s portfolio holdings may differ significantly from the securities held in the index and, unlike a mutual fund, an unmanaged index assumes no transaction costs, taxes, management fees or other expenses. You cannot invest directly in an index.

The Morgan Stanley Capital International World Index (“MSCI World® Index”) measures developed-market equity performance throughout the world. The MSCI World® Index assumes reinvestment of all dividends and distributions.

2018 ANNUAL REPORT

Performance Update (unaudited)

Quaker Mid-Cap Value Fund  (QMCVX, QMCCX, QMVIX)

OBJECTIVES AND PRINCIPAL STRATEGIES

The Quaker Mid-Cap Value Fund (the “Fund”) seeks to provide long-term growth of capital. Current income is not a significant investment consideration and any such income realized will be considered incidental to the Fund’s investment objective. The Fund invests primarily in common stocks comparable to the companies included in the Russell Midcap® Value Index.

PERFORMANCE REVIEW AND MARKET OUTLOOK

The Fund returned 10.94% (before sales charges), for the fiscal year ending June 30, 2018, outperforming the Russell Midcap® Value Index total return of 7.60%. During the first six months of 2018, the Fund returned -0.64% (before sales charges), compared to -0.16% total return for the Russell Midcap® Value Index. Community Capital Management, Inc. became the Adviser of the Fund at the beginning of 2018.

Since assuming management of the Fund, the primary adjustments in the portfolio involved selling some of the smaller positions and adding a few new larger positions. Thus, the portfolio is now slightly more concentrated with higher conviction. We remain extremely constructive on the economy and the portfolio’s current holdings.

Sincerely,

The Portfolio Management Team

2018 ANNUAL REPORT

Performance Update (unaudited) (continued)

Quaker Mid-Cap Value Fund  (QMCVX, QMCCX, QMVIX)

TOTAL NET ASSETS:
AS OF JUNE 30, 2018
$5,568,772

Top 10 Holdings* (% of net assets)
Crestwood Equity Partners LP	3.4%
Teledyne Technologies Inc.	2.8%
Huntington Bancshares Inc.	2.8%
Independence Realty Trust Inc.	2.8%
Reinsurance Group of America Inc. Cl A	2.7%
Torchmark Corp.	2.6%
Roper Technologies Inc.	2.6%
Brunswick Corp.	2.6%
Centene Corp.	2.5%
Andeavor	2.5%
% Fund Total	27.3%
* Includes Long-Term Investments only.

Sectors (% of net assets)

2018 ANNUAL REPORT

Performance Update (unaudited) (continued)

Quaker Mid-Cap Value Fund  (QMCVX, QMCCX, QMVIX)

Growth of a Hypothetical $10,000 Investment
June 30, 2018

Average Annualized Total Return
									Commencement
									of operations
	Expense	Inception							through
	Ratio*	Date	One Year		Five Year		Ten Year		6/30/2018
			with	without	with	without	with	without	with	without
			sales	sales	sales	sales	sales	sales	sales	sales
			charge	charge	charge	charge	charge	charge	charge	charge
Class A	2.39%	12/31/97	4.85%	10.94%	9.14%	10.39%	7.39%	8.00%	7.45%	7.74%
Class C	3.14%	7/31/00	10.11%	10.11%	9.56%	9.56%	7.20%	7.20%	7.89%	7.89%
Institutional Class	2.14%	11/21/00	11.22%	11.22%	10.67%	10.67%	8.27%	8.27%	9.15%	9.15%
Russell Midcap® Value Index**			7.60%	7.60%	11.27%	11.27%	10.06%	10.06%	9.39%	9.39%

*	As stated in the Prospectus dated October 30, 2017, supplemented December 28, 2017 and January 12, 2018.
**	The benchmark since inception returns are calculated since commencement of December 31, 1997 through June 30, 2018.

Performance data quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. Performance data current to the most recent month end is available at www.quakerfunds.com or by calling us toll free at 800-220-8888. Total return includes reinvestment of dividends and capital gains.

Class A shares of the Fund have a maximum sales charge of 5.50%.

The performance table does not reflect the deduction of taxes that a shareholder might pay on fund distributions or the redemption of fund shares. Total return calculations reflect expense reimbursements and fee waivers in the applicable periods. See financial highlights for periods where fees were waived or reimbursed.

The Fund’s portfolio holdings may differ significantly from the securities held in the index and, unlike a mutual fund, an unmanaged index assumes no transaction costs, taxes, management fees or other expenses. You cannot invest directly in an index.

The Russell Midcap® Value Index is a widely recognized, unmanaged index of companies included in the Russell 1000 Index with current market capitalizations between $1.6 billion to $33.7 billion. The Russell Midcap® Value index assumes reinvestment of all dividends.

2018 ANNUAL REPORT

Performance Update (unaudited)

Quaker Small-Cap Value Fund  (QUSVX, QSVCX, QSVIX)

OBJECTIVES AND PRINCIPAL STRATEGIES

The Fund seeks to provide long-term growth of capital. Current income is not a significant investment consideration, and any such income realized will be considered incidental to the Fund’s investment objective. The Fund invests primarily in common stocks of U.S. companies with market capitalizations similar to the market capitalizations of companies included in the Russell 2000® Index and Russell 2500® Index. The Fund invests in companies considered by the Fund’s adviser to have consistent earnings and above-average core assets, selling at relatively low market valuations, with attractive growth and momentum characteristics.

PERFORMANCE REVIEW AND MARKET OUTLOOK

The Fund returned 12.07% (before sales charges) for the fiscal year ending June 30, 2018, underperforming the Russell 2000® Index return of 17.57%. During the first six months of 2018, the Fund returned 3.52% (before sales charges), compared to 7.66% for the Russell 2000® Index.  Community Capital Management, Inc. became the Adviser of the Fund at the beginning of 2018, although significant restructuring took place at the end of the first calendar quarter. The portfolio management team reduced the number of investments in the portfolio from 191 (as of the end of calendar year 2017) to 66 at the end of the second calendar quarter 2018.  We anticipate the number of investments may decline further.

Along with reducing the number of investments and thereby increasing the concentration of each investment, we have consciously structured the portfolio to have a major percentage of the holdings in positive impact investments.  Through our research and review process, we have restructured the portfolio so that currently approximately half of the portfolio is now comprised of companies that provide a net benefit to society through their environmental or social activities. The positive effects can range from low income housing to renewable energy to healthy food companies.

Positive impact companies tend to be well-known and in growth industries such as healthcare and technology.  However, there are instances where companies benefit society while flying under the radar, making them opportunistic value investments.

It is increasingly difficult to find value investments after several years of strong equity markets.  However, the multi-year outperformance of growth over value investments and recent movement in interest rates have created several excellent relative and absolute value situations.

Sincerely,

The Portfolio Management Team

2018 ANNUAL REPORT

Performance Update (unaudited) (continued)

Quaker Small-Cap Value Fund  (QUSVX, QSVCX, QSVIX)

TOTAL NET ASSETS:
AS OF JUNE 30, 2018
$15,753,051

Top 10 Holdings* (% of net assets)
Starwood Property Trust Inc.	5.1%
Independence Realty Trust Inc.	4.9%
Crestwood Equity Partners LP	4.4%
Dell Technologies Inc. Cl V	4.0%
Aircastle Ltd.	3.8%
B&G Foods Inc.	2.8%
Six Flags Entertainment Corp.	2.6%
FS Investment Corp.	2.6%
Cedar Fair LP	2.4%
Federated Investors Inc.	2.2%
% Fund Total	34.8%
* Includes Long-Term Investments only.

Sectors (% of net assets)

2018 ANNUAL REPORT

Performance Update (unaudited) (continued)

Quaker Small-Cap Value Fund  (QUSVX, QSVCX, QSVIX)

Growth of a Hypothetical $10,000 Investment
June 30, 2018

Average Annualized Total Return
									Commencement
									of operations
	Expense	Inception							through
	Ratio*	Date	One Year		Five Year		Ten Year		6/30/2018
			with	without	with	without	with	without	with	without
			sales	sales	sales	sales	sales	sales	sales	sales
			charge	charge	charge	charge	charge	charge	charge	charge
Class A	2.22%	11/25/96	5.93%	12.07%	8.48%	9.71%	7.77%	8.38%	9.59%	9.87%
Class C	2.97%	7/28/00	11.23%	11.23%	8.88%	8.88%	7.57%	7.57%	8.64%	8.64%
Institutional Class	1.97%	9/12/00	12.39%	12.39%	9.98%	9.98%	8.65%	8.65%	9.10%	9.10%
Russell 2000® Index**			17.57%	17.57%	12.46%	12.46%	10.60%	10.60%	8.82%	8.82%

*	As stated in the Prospectus dated October 30, 2017, supplemented December 28, 2017 and January 12, 2018.
**	The benchmark since inception returns are calculated since commencement of November 25, 1996 through June 30, 2018.

Performance data quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. Performance data current to the most recent month end is available at www.quakerfunds.com or by calling us toll free at 800-220-8888. Total return includes reinvestment of dividends and capital gains.

Class A shares of the Fund have a maximum sales charge of 5.50%.

The performance table does not reflect the deduction of taxes that a shareholder might pay on fund distributions or the redemption of fund shares. Total return calculations reflect expense reimbursements and fee waivers in the applicable periods. See financial highlights for periods where fees were waived or reimbursed.

The Fund’s portfolio holdings may differ significantly from the securities held in the index and, unlike a mutual fund, an unmanaged index assumes no transaction costs, taxes, management fees or other expenses. You cannot invest directly in an index.

The Russell 2000® Index is a widely recognized, unmanaged index comprised of the smallest 2000 companies represented in the Russell 3000® Index. The Russell 2000® Index currently represents approximately 8% of the market capitalization of the Russell 3000® Index.

2018 ANNUAL REPORT

Performance Update (unaudited)

Quaker Strategic Growth Fund  (QUAGX, QAGCX, QAGIX)

OBJECTIVES AND PRINCIPAL STRATEGIES

The Fund seeks to provide long-term growth of capital. The Fund invests primarily in the common stock of companies, which the Fund’s adviser believes will provide a higher total return than that of the index.

PERFORMANCE REVIEW AND MARKET OUTLOOK

The Fund returned 14.39% (before sales charges), for the fiscal year ending June 30, 2018, outperforming the S&P 500® Index’s return of 14.37%. Community Capital Management, Inc. became Adviser of the portfolio on January 1, 2018 and repositioned the Fund during the first two months. From February 28, 2018 through June 30, 2018 the Fund returned 2.44% (before sales charges), compared to 0.81% for the S&P 500® Index.  The Fund’s relative exposure to growth names and to smaller than average market cap companies helped drive its outperformances versus the S&P 500®.

The largest change to the portfolio was structuring it with a focus on sustainability. The portfolio is now over 50% comprised of companies that we believe are creating a net benefit to society through their focus on social wellbeing and/or preserving and protecting the environment.  We define these companies as positive impact. Investments that fall under this umbrella range from pharmaceutical and healthcare services companies to renewable energy producers and electric vehicle manufacturers, to banks with strong community development efforts.

We believe that positive impact companies are and will continue to innovate and evolve the economy, allowing them to be strong competitors and achieve above average growth and returns.

The Fund’s strategy is a significantly differentiated approach to many other growth funds.  Many of the portfolio’s constituents lay outside ETF’s or other benchmark indices despite what we see as superior growth profiles and/or better balance sheets than many peers.  The early results are encouraging, and the Fund is well-positioned for the intermediate and long-term as well.

Sincerely,

The Portfolio Management Team

2018 ANNUAL REPORT

Performance Update (unaudited) (continued)

Quaker Strategic Growth Fund  (QUAGX, QAGCX, QAGIX)

TOTAL NET ASSETS:
AS OF JUNE 30, 2018
$65,123,312

Top 10 Holdings* (% of net assets)
Apple Inc.	4.1%
Alphabet Inc. Cl A & C	3.8%
Microsoft Corp.	3.3%
Amazon.com Inc.	3.1%
Facebook Inc. Cl A	2.5%
Berkshire Hathaway Inc. Cl B	1.6%
JPMorgan Chase & Co.	1.6%
Dell Technologies Inc. Cl V	1.4%
Bank of America Corp.	1.2%
The Home Depot Inc.	1.1%
% Fund Total	23.7%
* Includes Long-Term Investments only.

Sectors (% of net assets)

2018 ANNUAL REPORT

Performance Update (unaudited) (continued)

Quaker Strategic Growth Fund  (QUAGX, QAGCX, QAGIX)

Growth of a Hypothetical $10,000 Investment
June 30, 2018

Average Annualized Total Return
										Commencement
	Gross	Net								of operations
	Expense	Expense	Inception							through
	Ratio*	Ratio*	Date	One Year		Five Year		Ten Year		6/30/2018
				with	without	with	without	with	without	with	without
				sales	sales	sales	sales	sales	sales	sales	sales
				charge	charge	charge	charge	charge	charge	charge	charge
Class A	2.34%	2.22%	11/25/96	8.11%	14.39%	9.30%	10.54%	2.10%	2.68%	10.70%	10.99%
Class C	3.09%	2.97%	7/11/00	13.54%	13.54%	9.72%	9.72%	1.91%	1.91%	4.55%	4.55%
Institutional Class	2.09%	1.97%	7/20/00	14.70%	14.70%	10.81%	10.81%	2.92%	2.92%	5.52%	5.52%
S&P 500® Total Return Index**				14.37%	14.37%	13.42%	13.42%	10.17%	10.17%	8.11%	8.11%

*	As stated in the Prospectus dated October 30, 2017, supplemented December 28, 2017 and January 12, 2018.
**	The benchmark since inception returns are calculated since commencement of November 25, 1996 through June 30, 2018.

Performance data quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. Performance data current to the most recent month end is available at www.quakerfunds.com or by calling us toll free at 800-220-8888. Total return includes reinvestment of dividends and capital gains.

Class A shares of the Fund have a maximum sales charge of 5.50%.

The performance table does not reflect the deduction of taxes that a shareholder might pay on fund distributions or the redemption of fund shares. Total return calculations reflect expense reimbursements and fee waivers in the applicable periods. See financial highlights for periods where fees were waived or reimbursed.

The Fund’s portfolio holdings may differ significantly from the securities held in the index and, unlike a mutual fund, an unmanaged index assumes no transaction costs, taxes, management fees or other expenses. You cannot invest directly in an index.

The S&P 500® Total Return Index (“S&P 500® Index”) is a widely recognized, unmanaged index consisting of the approximately 500 largest companies in the United States as measured by market capitalization. The S&P 500® Index assumes reinvestment of all dividends and distributions.

2018 ANNUAL REPORT

Expense Information (unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.  The example is based on an investment of $1,000 invested at the beginning of the (six-month) period and held for the entire period January 1, 2018 through June 30, 2018.

ACTUAL EXPENSES

The first section of each table below provides information about actual account values and actual expenses for each of the Funds.  You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number  in the applicable line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of each table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund to other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees.  Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

		Beginning	Annualized	Ending
		Account Value	Expense Ratio	Account Value	Expenses Paid
		(1/1/2018)	for the Period	(06/30/2018)	During Period*
Global Tactical Allocation
Example based on actual return of:
Class A	0.55%	$1,000.00	3.01%	$1,005.50	$14.97
Class C	0.20%	1,000.00	3.74%	1,002.00	18.56
Institutional Class	0.80%	1,000.00	2.23%	1,008.00	11.10
Hypothetical example based on assumed 5% return:
Class A		1,000.00	3.01%	1,009.87	15.00
Class C		1,000.00	3.74%	1,006.25	18.60
Institutional Class		1,000.00	2.23%	1,013.74	11.13

2018 ANNUAL REPORT

Expense Information (unaudited) (continued)

		Beginning	Annualized	Ending
		Account Value	Expense Ratio	Account Value	Expenses Paid
		(1/1/2018)	for the Period	(06/30/2018)	During Period*
Mid-Cap Value
Example based on actual return of:
Class A	-0.64%	$1,000.00	2.49%	$ 993.60	$12.31
Class C	-1.00%	1,000.00	3.25%	990.00	16.04
Institutional Class	-0.51%	1,000.00	2.23%	994.90	11.03
Hypothetical example based on assumed 5% return:
Class A		1,000.00	2.49%	1,012.45	12.42
Class C		1,000.00	3.25%	1,008.68	16.19
Institutional Class		1,000.00	2.23%	1,013.74	11.13
Small-Cap Value
Example based on actual return of:
Class A	3.52%	1,000.00	2.73%	1,035.20	13.78
Class C	3.15%	1,000.00	3.50%	1,031.50	17.63
Institutional Class	3.67%	1,000.00	2.37%	1,036.70	11.97
Hypothetical example based on assumed 5% return:
Class A		1,000.00	2.73%	1,011.26	13.61
Class C		1,000.00	3.50%	1,007.44	17.42
Institutional Class		1,000.00	2.37%	1,013.04	11.83
Strategic Growth
Example based on actual return of:
Class A	4.01%	1,000.00	2.32%	1,040.10	11.74
Class C	3.64%	1,000.00	3.07%	1,036.40	15.50
Institutional Class	4.15%	1,000.00	2.07%	1,041.50	10.48
Hypothetical example based on assumed 5% return:
Class A		1,000.00	2.32%	1,013.29	11.58
Class C		1,000.00	3.07%	1,009.57	15.30
Institutional Class		1,000.00	2.07%	1,014.53	10.34

*
Expenses are equal to the Funds’ annualized six-month expense ratios multiplied by the average account value over the period multiplied by the number of days in the most recent fiscal half year (181) divided by 365 to reflect the one-half year period.

2018 ANNUAL REPORT

Schedule of Investments

Quaker Global Tactical Allocation Fund
June 30, 2018

	Number	Fair
	of Shares	Value
Long-Term Investments — 85.4%
Common Stocks — 59.0%
Basic Materials — 2.0%
Chemicals — 2.0%
The Mosaic Co.	1,800	$50,490
Total Basic Materials (Cost $48,858)		50,490
Communications — 7.4%
Media — 4.3%
Twenty-First Century Fox Inc. Cl B	2,220	109,379
Telecommunications — 3.1%
AT&T Inc.	2,520	80,917
Total Communications
(Cost $168,973)		190,296
Consumer, Cyclical — 3.2%
Airlines — 0.5%
AMR Corp. Escrow (a)*^	7,600	12,692
Auto Manufacturers — 2.7%
General Motors Co.	1,800	70,920
Total Consumer, Cyclical
(Cost $64,885)		83,612
Consumer, Non-cyclical — 6.8%
Beverages — 2.7%
Molson Coors Brewing Co.	1,020	69,401
Food — 4.1%
B&G Foods Inc.	2,000	59,800
Nestlé S.A. — SP-ADR f	600	46,458
		106,258
Total Consumer, Non-cyclical
(Cost $202,240)		175,659
Diversified — 1.2%
Holding Companies — 1.2%
CK Hutchison Holdings Ltd. — ADR f	3,000	31,680
Total Diversified (Cost $36,027)		31,680
Energy — 17.5%
Energy-Alternate Sources — 3.5%
Enviva Partners LP	1,111	32,330
Pattern Energy Group Inc.	3,132	58,725
		91,055
Pipelines — 14.0%
Andeavor Logistics LP	381	16,204
Cheniere Energy Partners LP	737	26,495
Crestwood Equity Partners LP	3,600	114,300
Enbridge Inc. f	499	17,809
Enterprise Products Partners LP	2,835	78,445
Magellan Midstream Partners LP	313	21,622
MPLX LP	588	20,074
ONEOK Inc.	450	31,424
Plains All American Pipeline LP	663	15,673
Western Gas Partners LP	369	17,856
		359,902
Total Energy (Cost $424,460)		450,957
Financial — 7.2%
Diversified Financial Services — 2.0%
Aircastle Ltd. f	2,500	51,250
Insurance — 5.2%
Aflac Inc.	1,380	59,368
Tiptree Inc.	11,000	74,800
		134,168
Total Financial (Cost $182,394)		185,418
Technology — 12.4%
Computers — 7.4%
Dell Technologies Inc. Cl V (a)	2,250	190,305
Software — 5.0%
Microsoft Corp.	1,320	130,165
Total Technology (Cost $279,054)		320,470
Utilities — 1.3%
Electric — 1.3%
NRG Yield Inc. Cl C	2,025	34,830
Total Utilities (Cost $38,738)		34,830
Total Common Stocks
Cost ($1,445,629)		1,523,412

Closed-End Mutual Funds — 4.4%
FS Investment Corp.	6,000	44,100
PGIM Global Short Duration
High Yield Fund Inc.	5,000	68,300
		112,400
Total Closed-End Mutual Funds
Cost ($115,004)		112,400

Exchange Traded Fund — 1.4%
iShares Silver Trust (a)	2,400	36,360
Total Exchange Traded Fund
Cost ($38,616)		36,360

The accompanying notes are an integral part of the financial statements.

2018 ANNUAL REPORT

Schedule of Investments (continued)

Quaker Global Tactical Allocation Fund
June 30, 2018

	Number	Fair
	of Shares	Value
Preferred Stocks — 4.0%
Industrial — 4.0%
Transportation — 4.0%
Scorpio Tankers Inc., 8.25% f	429	$10,961
Seaspan Corp., 6.375% f	3,600	91,872
		102,833
Total Industrial (Cost $102,458)		102,833
Total Preferred Stocks
Cost ($102,458)		102,833

Real Estate Investment Trusts — 13.6%
Blackstone Mortgage Trust Inc.	2,000	62,860
Digital Realty Trust Inc.	446	49,765
Independence Realty Trust Inc.	6,300	64,953
Lamar Advertising Co.	553	37,775
MGM Growth Properties LLC	1,500	45,690
Starwood Property Trust Inc.	4,129	89,641
		350,684
Total Real Estate Investment Trusts
Cost ($323,288)		350,684
	Par
	Value
Corporate Bonds — 3.0%
Consumer, Cyclical — 0.3%
Retail — 0.3%
Toys R Us Inc.,
7.375%, 10/15/2018 *+•	$66,000	6,600
Total Consumer, Cyclical
(Cost $65,792)		6,600
Financial — 2.7%
Banks — 2.7%
Bank of Montreal, 2.968%
(3 Month LIBOR USD + 0.610%),
07/31/2018 f•	70,000	70,048
Total Financial (Cost $70,015)		70,048
Total Corporate Bonds
Cost ($135,807)		76,648

Mortgage Backed Security — 0.0%
Federal Home Loan Mortgage Corp., Class
IG, Series 3756, 4.000%, 11/15/2037•	12,457	3
Total Mortgage Backed Security
Cost ($12,388)		3
Total Long-Term Investments
Cost ($2,173,190)		2,202,340
	Number
	of Shares
Short-Term Investments — 15.8%
Money Market Fund — 15.8%
First American Government
Obligations Fund, Cl X, 1.81% †	408,997	408,997
Total Short-Term Investments
Cost ($408,997)		408,997
Total Investments
(Cost $2,582,187) — 101.2%		2,611,337
Liabilities in Excess of
Other Assets, Net (1.2)%		(31,184)
Total Net Assets — 100.0%		$2,580,153

ADR - American Depositary Receipt
SP-ADR - Sponsored American Depositary Receipt
(a)	Non-income producing security.
f	Foreign issued security.
†	The rate quoted is the annualized 7 day yield as of June 30, 2018.
*	Indicates an illiquid security. Total market value for illiquid securities is $19,292, representing 0.7% of net assets.
+	Defaulted bond.
	The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
•	Level 2 securities.
^	Indicates a fair valued security. Total market value for fair valued securities is $12,692, representing 0.5% of net assets and Level 3 securities.

The accompanying notes are an integral part of the financial statements.

2018 ANNUAL REPORT

Schedule of Investments

Quaker Mid-Cap Value Fund
June 30, 2018

	Number	Fair
	of Shares	Value
Long-Term Investments — 92.5%
Common Stocks — 79.6%
Basic Materials — 5.8%
Chemicals — 1.9%
Westlake Chemical Corp.	1,000	$107,630
Iron & Steel — 3.9%
Reliance Steel & Aluminum Co.	1,400	122,556
Steel Dynamics Inc.	2,000	91,900
		214,456
Total Basic Materials (Cost $211,704)		322,086
Consumer, Cyclical — 12.8%
Auto Manufacturers — 2.1%
PACCAR Inc.	1,866	115,617
Auto Parts & Equipment — 1.4%
The Goodyear Tire & Rubber Co.	3,427	79,815
Entertainment — 2.3%
Cedar Fair LP	2,000	126,020
Leisure Time — 4.1%
Brunswick Corp.	2,205	142,179
Norwegian Cruise Line
Holdings Ltd. (a) f	1,828	86,373
		228,552
Textiles — 1.0%
Mohawk Industries Inc. (a)	271	58,067
Toys/Games & Hobbies — 1.9%
Hasbro Inc.	1,165	107,541
Total Consumer, Cyclical
(Cost $654,444)		715,612
Consumer, Non Cyclical — 8.6%
Biotechnology — 1.3%
United Therapeutics Corp. (a)	619	70,040
Commercial Services — 1.0%
The Brink’s Co.	695	55,426
Food — 1.6%
Ingredion Inc.	822	90,995
Healthcare-Products — 2.2%
STERIS PLC f	1,158	121,602
Healthcare-Services — 2.5%
Centene Corp. (a)	1,142	140,706
Total Consumer, Non-cyclical
(Cost $367,953)		478,769
Energy — 7.6%
Energy-Alternate Sources — 0.8%
Enviva Partners LP	1,529	44,494
Oil & Gas — 2.5%
Andeavor	1,051	137,870
Oil & Gas Services — 0.9%
RPC Inc.	3,356	48,897
Pipelines — 3.4%
Crestwood Equity Partners LP	6,000	190,500
Total Energy (Cost $324,421)		421,761
Financial — 17.8%
Banks — 8.2%
Bank of the Ozarks Inc.	2,349	105,799
East West Bancorp Inc.	1,000	65,200
Huntington Bancshares Inc.	10,650	157,194
PacWest Bancorp	2,579	127,454
		455,647
Diversified Financial Services — 2.5%
T. Rowe Price Group Inc.	1,184	137,451
Insurance — 7.1%
Lincoln National Corp.	1,585	98,666
Reinsurance Group of America Inc. Cl A	1,139	152,034
Torchmark Corp.	1,803	146,782
		397,482
Total Financial (Cost $669,804)		990,580
Industrial — 16.8%
Aerospace & Defense — 2.8%
Teledyne Technologies Inc. (a)	800	159,248
Electronics — 3.5%
Avnet Inc.	2,214	94,958
Trimble Inc. (a)	3,007	98,750
		193,708
Hand & Machine Tools — 2.4%
Snap-on Inc.	833	133,880
Machinery-Diversified — 2.6%
Roper Technologies Inc.	522	144,025
Miscellaneous Manufacturing — 1.5%
Carlisle Cos. Inc.	769	83,290

The accompanying notes are an integral part of the financial statements.

2018 ANNUAL REPORT

Schedule of Investments (continued)

Quaker Mid-Cap Value Fund
June 30, 2018

	Number	Fair
	of Shares	Value
Common Stocks — 79.6% (Continued)
Transportation — 4.0%
Kirby Corp. (a)	1,600	$133,760
Old Dominion Freight Line Inc.	600	89,376
		223,136
Total Industrial (Cost $672,697)		937,287
Technology — 6.2%
Semiconductors — 4.8%
Marvell Technology Group Ltd. f	5,583	119,700
ON Semiconductor Corp. (a)	3,750	83,381
Skyworks Solutions Inc.	650	62,822
		265,903
Software — 1.4%
Akamai Technologies Inc. (a)	1,059	77,551
Total Technology (Cost $285,401)		343,454
Utilities — 4.0%
Electric — 1.6%
CenterPoint Energy Inc.	10	277
NRG Yield Inc. Cl C	5,062	87,066
		87,343
Water — 2.4%
Aqua America Inc.	3,848	135,373
Total Utilities (Cost $220,482)		222,716
Total Common Stocks
(Cost $3,406,906)		4,432,265

Closed-End Mutual Fund — 1.3%
FS Investment Corp.	10,000	73,500
Total Closed-End Mutual Fund
(Cost $74,582)		73,500

Real Estate Investment Trusts — 11.6%
CyrusOne Inc.	2,147	125,299
Independence Realty Trust Inc.	15,000	154,650
Starwood Property Trust Inc.	4,588	99,605
Sun Communities Inc.	1,361	133,215
WP Carey Inc.	2,000	132,700
		645,469
Total Real Estate Investment Trusts
(Cost $546,127)		645,469
Total Long-Term Investments
(Cost $4,027,615)		5,151,234

Short-Term Investments — 5.7%
Money Market Fund — 5.7%
First American Government
Obligations Fund, Cl X, 1.81% †	319,134	319,134
Total Short-Term Investments
(Cost $319,134)		319,134
Total Investments
(Cost $4,346,749) — 98.2%		5,470,368
Other Assets in Excess
of Liabilities, Net 1.8%		98,404
Total Net Assets — 100.0%		$5,568,772

(a)	Non-income producing security.
f	Foreign issued security.
†	The rate quoted is the annualized 7 day yield as of June 30, 2018.

The accompanying notes are an integral part of the financial statements.

2018 ANNUAL REPORT

Schedule of Investments

Quaker Small-Cap Value Fund
June 30, 2018

	Number	Fair
	of Shares	Value
Long-Term Investments — 95.2%
Common Stocks — 73.9%
Communications — 3.7%
Media — 1.9%
The New York Times Co.	11,500	$297,850
Telecommunications — 1.8%
Gogo Inc. (a)	7,500	36,450
Verizon Communications Inc.	5,000	251,550
		288,000
Total Communications
(Cost $598,732)		585,850
Consumer, Cyclical — 7.4%
Auto Parts & Equipment — 1.5%
Commercial Vehicle Group Inc. (a)	10,039	73,686
Tenneco Inc.	3,600	158,256
		231,942
Entertainment — 5.0%
Cedar Fair LP	6,000	378,060
Six Flags Entertainment Corp.	6,000	420,300
		798,360
Retail — 0.9%
Rush Enterprises Inc. (a)	3,239	140,508
Total Consumer, Cyclical
(Cost $1,181,944)		1,170,810
Consumer, Non-cyclical — 10.2%
Agriculture — 1.2%
Phibro Animal Health Corp.	4,169	191,982
Commercial Services — 2.2%
The Brink’s Co.	3,021	240,925
Heidrick & Struggles
International Inc.	2,997	104,895
		345,820
Food — 2.8%
B&G Foods Inc.	15,000	448,500
Healthcare-Products — 1.8%
Haemonetics Corp. (a)	3,071	275,407
Healthcare-Services — 0.7%
Nobilis Health Corp. (a)f	38,393	46,072
Psychemedics Corp.	3,275	63,011
		109,083
Pharmaceuticals — 1.5%
BioSpecifics Technologies Corp. (a)	2,139	95,956
Taro Pharmaceutical
Industries Ltd. (a)f	1,174	135,820
		231,776
Total Consumer, Non-cyclical
(Cost $1,289,142)		1,602,568
Energy — 11.0%
Energy-Alternate Sources — 2.8%
Enviva Partners LP	6,919	201,343
Pattern Energy Group Inc.	9,785	183,469
REX American Resources Corp. (a)	666	53,926
		438,738
Pipelines — 8.2%
Crestwood Equity Partners LP	22,000	698,500
Enterprise Products Partners LP	10,000	276,700
Targa Resources Corp.	6,500	321,685
		1,296,885
Total Energy (Cost $1,578,874)		1,735,623
Financial — 25.2%
Banks — 6.9%
Century Bancorp Inc.	1,241	94,812
Financial Institutions Inc.	5,055	166,310
M&T Bank Corp.	1,000	170,150
QCR Holdings Inc.	1,053	49,965
Republic Bancorp Inc.	2,377	107,678
Sierra Bancorp	2,470	69,753
TriCo Bancshares	4,461	167,065
TrustCo Bank Corp.	10,086	89,765
U.S. Bancorp	3,500	175,070
		1,090,568
Diversified Financial Services — 7.8%
Aircastle Ltd. f	28,947	593,413
Federated Investors Inc.	15,000	349,800
Lazard Ltd. f	5,792	283,287
		1,226,500

The accompanying notes are an integral part of the financial statements.

2018 ANNUAL REPORT

Schedule of Investments (continued)

Quaker Small-Cap Value Fund
June 30, 2018

	Number	Fair
	of Shares	Value
Common Stocks — 73.9% (Continued)
Insurance — 9.1%
American Equity Investment
Life Holding Co.	7,000	$252,000
Reinsurance Group of
America Inc. Cl A	2,202	293,923
Tiptree Inc.	50,000	340,000
Torchmark Corp.	3,123	254,243
Voya Financial Inc.	6,118	287,546
		1,427,712
Savings & Loans — 1.4%
TFS Financial Corp.	14,000	220,780
Total Financial (Cost $3,597,650)		3,965,560
Industrial — 8.1%
Building Materials — 2.3%
Boise Cascade Co.	3,738	167,089
Owens Corning	3,036	192,391
		359,480
Electronics — 2.4%
Orbotech Ltd. (a)f	2,870	177,366
Tech Data Corp. (a)	2,500	205,300
		382,666
Engineering & Construction — 0.6%
Argan Inc.	2,438	99,836
Packaging & Containers — 1.4%
Crown Holdings Inc. (a)	5,000	223,800
Trucking & Leasing — 1.4%
AerCap Holdings N.V. (a)f	4,000	216,600
Total Industrial (Cost $1,214,773)		1,282,382
Technology — 7.0%
Computers — 4.0%
Dell Technologies Inc. Cl V (a)	7,500	634,350
Semiconductors — 3.0%
Cohu Inc.	1,023	25,074
Diodes Inc. (a)	5,982	206,199
Kulicke & Soffa Industries Inc. (a)	5,260	125,293
Micron Technology Inc. (a)	1,000	52,440
Nova Measuring Instruments Ltd. (a)f	2,335	63,629
		472,635
Total Technology (Cost $893,809)		1,106,985
Utilities — 1.3%
Electric — 1.3%
NRG Yield Inc. Cl C	11,475	197,370
Total Utilities (Cost $222,468)		197,370
Total Common Stocks
(Cost $10,577,392)		11,647,148

Closed-End Mutual Funds — 3.1%
FS Investment Corp.	55,000	404,250
PGIM Global Short Duration
High Yield Fund Inc.	6,000	81,960
		486,210
Total Closed-End Mutual Funds
(Cost $499,918)		486,210

Real Estate Investment Trusts — 18.2%
Apple Hospitality REIT Inc.	10,000	178,800
Blackstone Mortgage Trust Inc.	7,000	220,010
DiamondRock Hospitality Co.	23,568	289,415
Independence Realty Trust Inc.	75,000	773,250
Ryman Hospitality Properties Inc.	1,222	101,609
Starwood Property Trust Inc.	37,000	803,270
WP Carey Inc.	5,000	331,750
Xenia Hotels & Resorts Inc.	7,000	170,520
		2,868,624
Total Real Estate Investment Trusts
(Cost $2,654,905)		2,868,624
Total Long-Term Investments
(Cost $13,732,215)		15,001,982

Short-Term Investments — 4.2%
Money Market Fund — 4.2%
First American Government
Obligations Fund, Cl X, 1.81% †	661,382	661,382
Total Short-Term Investments
(Cost $661,382)		661,382
Total Investments
(Cost $14,393,597) — 99.4%		15,663,364
Other Assets in Excess
of Liabilities, Net 0.6%		89,687
Total Net Assets — 100.0%		$15,753,051

(a)	Non-income producing security.
f	Foreign issued security.
†	The rate quoted is the annualized 7 day yield as of June 30, 2018.

The accompanying notes are an integral part of the financial statements.

2018 ANNUAL REPORT

Schedule of Investments

Quaker Strategic Growth Fund
June 30, 2018

	Number	Fair
	of Shares	Value
Long-Term Investments — 98.0%
Common Stocks — 93.5%
Basic Materials — 3.0%
Chemicals — 2.0%
Albemarle Corp.	2,069	$195,169
Balchem Corp.	2,274	223,170
FMC Corp.	2,710	241,759
Hawkins Inc.	6,579	232,568
Innospec Inc.	3,472	265,782
The Sherwin-Williams Co.	409	166,696
		1,325,144
Forest Products & Paper — 1.0%
International Paper Co.	12,000	624,960
Total Basic Materials
(Cost $1,976,847)		1,950,104
Communications — 15.7%
Internet — 11.2%
Alibaba Group Holding
Ltd. — SP-ADR (a) f	1,115	206,866
Alphabet Inc. Cl A (a)	1,060	1,196,941
Alphabet Inc. Cl C (a)	1,128	1,258,453
Amazon.com Inc. (a)	1,200	2,039,760
Booking Holdings Inc. (a)	166	336,497
Facebook Inc. Cl A (a)	8,250	1,603,140
Netflix Inc. (a)	1,000	391,430
The Trade Desk Inc. (a)	2,500	234,500
		7,267,587
Media — 1.8%
Charter Communications Inc. (a)	514	150,710
Comcast Corp.	20,000	656,200
The New York Times Co.	15,000	388,500
		1,195,410
Telecommunications — 2.7%
AT&T Inc.	13,605	436,856
Cisco Systems Inc.	8,125	349,619
Gogo Inc. (a)	15,000	72,900
LogMeIn Inc.	2,115	218,374
Verizon Communications Inc.	13,586	683,512
		1,761,261
Total Communications
(Cost $8,722,407)		10,224,258
Consumer, Cyclical — 9.6%
Airlines — 0.5%
AMR Corp. Escrow (a)*^	211,235	352,762
Apparel — 0.3%
adidas AG — SP-ADR f	2,000	218,000
Auto Manufacturers — 1.0%
Blue Bird Corp. (a)	11,278	252,064
General Motors Co.	5,498	216,621
REV Group Inc.	8,610	146,456
		615,141
Auto Parts & Equipment — 1.3%
Aptiv PLC f	2,886	264,444
Gentherm Inc. (a)	5,000	196,500
Motorcar Parts of America Inc. (a)	12,303	230,189
Tenneco Inc.	4,052	178,126
		869,259
Distribution & Wholesale — 0.4%
LKQ Corp. (a)	7,393	235,837
Entertainment — 1.5%
Six Flags Entertainment Corp.	8,000	560,400
Vail Resorts Inc.	1,565	429,107
		989,507
Home Builders — 0.7%
Lennar Corp.	3,891	204,278
NVR Inc. (a)	80	237,628
		441,906
Lodging — 0.4%
Marriott International Inc.	2,134	270,164
Retail — 3.5%
Dollar General Corp.	1,200	118,320
Dollar Tree Inc. (a)	1,000	85,000
The Home Depot Inc.	3,584	699,238
Lowe’s Cos. Inc.	2,699	257,943
Ross Stores Inc.	3,412	289,167
Starbucks Corp.	5,957	291,000
The TJX Cos. Inc.	3,050	290,299
Walgreens Boots Alliance Inc.	3,855	231,358
		2,262,325
Total Consumer, Cyclical
(Cost $6,059,809)		6,254,901

The accompanying notes are an integral part of the financial statements.

2018 ANNUAL REPORT

Schedule of Investments (continued)

Quaker Strategic Growth Fund
June 30, 2018

	Number	Fair
	of Shares	Value
Common Stocks — 93.5% (Continued)
Consumer, Non-cyclical — 14.9%
Beverages — 0.3%
Farmer Brothers Co. (a)	6,598	$201,569
Biotechnology — 3.4%
Alexion Pharmaceuticals Inc. (a)	1,886	234,147
Amgen Inc.	2,641	487,502
Biogen Inc. (a)	688	199,685
Celgene Corp. (a)	2,884	229,047
Gilead Sciences Inc.	5,000	354,200
Illumina Inc. (a)	985	275,100
Regeneron Pharmaceuticals Inc. (a)	635	219,069
Vertex Pharmaceuticals Inc. (a)	1,432	243,383
		2,242,133
Commercial Services — 1.7%
The Brink’s Co.	5,695	454,176
Cintas Corp.	1,068	197,655
IHS Markit Ltd. (a) f	3,648	188,200
PayPal Holdings Inc. (a)	3,243	270,045
		1,110,076
Food — 0.7%
Lamb Weston Holdings Inc.	2,995	205,188
Sprouts Farmers Market Inc. (a)	10,073	222,311
		427,499
Healthcare-Products — 5.7%
Align Technology Inc. (a)	934	319,559
Becton Dickinson and Co.	995	238,362
Boston Scientific Corp. (a)	8,316	271,933
The Cooper Cos. Inc.	960	226,032
DENTSPLY SIRONA Inc.	3,794	166,064
Edwards Lifesciences Corp. (a)	1,716	249,798
Henry Schein Inc. (a)	3,016	219,082
Hologic Inc. (a)	5,723	227,489
IDEXX Laboratories Inc. (a)	1,244	271,117
Intuitive Surgical Inc. (a)	546	261,250
Medtronic PLC f	4,522	387,129
Patterson Cos. Inc.	6,614	149,940
Stryker Corp.	1,417	239,275
Thermo Fisher Scientific Inc.	1,452	300,767
Zimmer Biomet Holdings Inc.	1,869	208,281
		3,736,078
Healthcare-Services — 1.1%
HCA Healthcare Inc.	2,215	227,259
IQVIA Holdings Inc. (a)	2,207	220,302
Laboratory Corp. of
America Holdings (a)	1,292	231,953
		679,514
Pharmaceuticals — 2.0%
AbbVie Inc.	4,421	409,606
Allergan PLC f	1,015	169,221
Bristol-Myers Squibb Co.	4,596	254,343
Perrigo Co. PLC f	2,552	186,066
Pfizer Inc.	8,566	310,774
		1,330,010
Total Consumer, Non-cyclical
(Cost $9,200,614)		9,726,879
Energy — 5.5%
Energy-Alternate Sources — 4.1%
Canadian Solar Inc. (a) f	12,761	156,195
Enviva Partners LP	3,424	99,638
NextEra Energy Partners LP	8,372	390,721
Pattern Energy Group Inc.	21,256	398,550
Plug Power Inc. (a)	113,424	229,117
SolarEdge Technologies Inc. (a)	6,693	320,260
TerraForm Power Inc.	29,559	345,840
TPI Composites Inc. (a)	12,495	365,354
Vestas Wind Systems A/S — ADR f	2,782	57,142
Vivint Solar Inc. (a)	54,979	272,146
		2,634,963
Pipelines — 1.4%
Enterprise Products Partners LP	10,000	276,700
ONEOK Inc.	1,833	127,999
Targa Resources Corp.	10,800	534,492
		939,191
Total Energy (Cost $3,199,617)		3,574,154
Financial — 16.4%
Banks — 10.8%
Bank of America Corp.	28,000	789,320
Bank of Hawaii Corp.	1,688	140,813
BB&T Corp.	2,614	131,850
BOK Financial Corp.	1,477	138,853
Camden National Corp.	3,271	149,517
Chemical Financial Corp.	2,513	139,899

The accompanying notes are an integral part of the financial statements.

2018 ANNUAL REPORT

Schedule of Investments (continued)

Quaker Strategic Growth Fund
June 30, 2018

	Number	Fair
	of Shares	Value
Common Stocks — 93.5% (Continued)
Banks (Continued)
Citigroup Inc.	7,501	$501,967
Citizens Financial Group Inc.	3,152	122,613
Comerica Inc.	1,485	135,016
Commerce Bancshares Inc.	2,423	156,792
Fifth Third Bancorp	4,296	123,295
First Hawaiian Inc.	250	7,255
First Interstate BancSystem Inc.	3,472	146,518
First Midwest Bancorp Inc.	5,676	144,568
JPMorgan Chase & Co.	9,742	1,015,116
KeyCorp	6,729	131,485
Lakeland Bancorp Inc.	7,105	141,034
M&T Bank Corp.	750	127,613
MB Financial Inc.	3,427	160,041
Mercantile Bank Corp.	4,108	151,832
Morgan Stanley	6,174	292,648
Nicolet Bankshares Inc. (a)	2,584	142,404
Old National Bancorp	8,055	149,823
The PNC Financial Services Group Inc.	910	122,941
Seacoast Banking Corp. of Florida (a)	5,646	178,301
Southside Bancshares Inc.	4,071	137,111
State Street Corp.	1,361	126,696
TCF Financial Corp.	6,492	159,833
Tompkins Financial Corp.	1,749	150,204
TowneBank	4,811	154,433
TriState Capital Holdings Inc. (a)	6,090	158,949
Triumph Bancorp Inc. (a)	3,603	146,822
Trustmark Corp.	4,478	146,117
UMB Financial Corp.	1,873	142,779
U.S. Bancorp	2,567	128,401
WesBanco Inc.	3,335	150,208
		7,043,067
Diversified Financial Services — 2.9%
BlackRock Inc.	264	131,746
The Charles Schwab Corp.	2,720	138,992
CME Group Inc.	865	141,791
Intercontinental Exchange Inc.	2,020	148,571
Mastercard Inc. Cl A	3,138	616,680
Raymond James Financial Inc.	371	33,149
Visa Inc. Cl A	4,956	656,422
		1,867,351
Insurance — 2.0%
Berkshire Hathaway Inc. Cl B (a)	5,639	1,052,520
Chubb Ltd. f	958	121,685
Prudential Financial Inc.	1,285	120,160
		1,294,365
Savings & Loans — 0.7%
Beneficial Bancorp Inc.	9,026	146,221
OceanFirst Financial Corp.	5,310	159,088
Provident Financial Services Inc.	5,476	150,754
		456,063
Total Financial (Cost $9,199,780)		10,660,846
Industrial — 10.4%
Building Materials — 2.6%
Apogee Enterprises Inc.	5,433	261,708
Forterra Inc. (a)	15,881	154,522
Johnson Controls International PLC f	6,172	206,453
Lennox International Inc.	981	196,347
Owens Corning	2,710	171,733
PGT Innovations Inc. (a)	13,108	273,302
Quanex Building Products Corp.	10,699	192,047
Trex Co. Inc. (a)	4,194	262,502
		1,718,614
Electrical Components & Equipment — 0.3%
Advanced Energy Industries Inc. (a)	3,544	205,871
Electronics — 2.8%
Agilent Technologies Inc.	2,410	149,034
Badger Meter Inc.	3,548	158,596
Control4 Corp. (a)	9,371	227,809
ESCO Technologies Inc.	2,665	153,771
II-VI Inc. (a)	5,278	229,329
PerkinElmer Inc.	2,922	213,978
Tech Data Corp. (a)	6,000	492,720
Woodward Inc.	2,312	177,700
		1,802,937
Engineering & Construction — 0.7%
Argan Inc.	4,208	172,317
Comfort Systems U.S.A. Inc.	5,702	261,152
		433,469

The accompanying notes are an integral part of the financial statements.

2018 ANNUAL REPORT

Schedule of Investments (continued)

Quaker Strategic Growth Fund
June 30, 2018

	Number	Fair
	of Shares	Value
Common Stocks — 93.5% (Continued)
Environmental Control — 0.9%
Energy Recovery Inc. (a)	23,036	$186,131
Hudson Technologies Inc. (a)	40,089	80,579
US Ecology Inc.	4,727	301,110
		567,820
Hand & Machine Tools — 0.3%
Franklin Electric Co. Inc.	3,867	174,402
Machinery-Construction & Mining — 0.2%
Hyster Yale Materials Handling Inc.	2,519	161,846
Machinery-Diversified — 1.5%
Columbus McKinnon Corp.	4,703	203,922
Cummins Inc.	1,393	185,269
IDEX Corp.	1,492	203,628
Wabtec Corp.	2,291	225,847
Xylem Inc.	2,293	154,502
		973,168
Miscellaneous Manufacturing — 0.8%
A.O. Smith Corp.	2,661	157,398
Donaldson Co. Inc.	3,517	158,687
Federal Signal Corp.	8,699	202,600
		518,685
Packaging & Containers — 0.3%
Crown Holdings Inc. (a)	5,000	223,800
Total Industrial (Cost $6,669,453)		6,780,612
Technology — 15.8%
Computers — 5.6%
Apple Inc.	14,250	2,637,818
Dell Technologies Inc. Cl V (a)	10,500	888,090
Western Digital Corp.	2,000	154,820
		3,680,728
Semiconductors — 3.9%
Analog Devices Inc.	2,327	223,206
Applied Materials Inc.	3,332	153,905
Broadcom Inc.	1,350	327,564
Intel Corp.	13,000	646,230
KLA-Tencor Corp.	1,651	169,277
Lam Research Corp.	1,144	197,740
Micron Technology Inc. (a)	2,700	141,588
NVIDIA Corp.	1,700	402,730
Skyworks Solutions Inc.	951	91,914
Veeco Instruments Inc. (a)	11,360	161,880
		2,516,034
Software — 6.3%
Adobe Systems Inc. (a)	1,717	418,622
Cerner Corp. (a)	3,484	208,308
Electronic Arts Inc. (a)	2,619	369,331
ImageWare Systems Inc. (a)	75,000	81,750
Microsoft Corp.	21,910	2,160,545
MINDBODY Inc. (a)	7,354	283,864
Paychex Inc.	5,099	348,517
salesforce.com Inc. (a)	1,884	256,978
		4,127,915
Total Technology
(Cost $8,022,208)		10,324,677
Utilities — 2.2%
Electric — 2.2%
Atlantica Yield PLC f	6,503	131,231
Brookfield Renewable Partners LP f	10,276	308,794
NextEra Energy Inc.	2,199	367,299
NRG Yield Inc. Cl A	2,609	44,483
NRG Yield Inc. Cl C	18,189	312,851
Ormat Technologies Inc.	5,116	272,120
		1,436,778
Total Utilities (Cost $1,503,108)		1,436,778
Total Common Stocks
(Cost $54,553,843)		60,933,209

Real Estate Investment Trusts — 4.5%
American Tower Corp.	1,211	174,590
Community Healthcare Trust Inc.	15,144	452,351
Education Realty Trust Inc.	6,348	263,442
Equinix Inc.	765	328,866
Healthcare Realty Trust Inc.	5,826	169,420
Independence Realty Trust Inc.	65,000	670,150
Physicians Realty Trust	12,996	207,156
Starwood Property Trust Inc.	10,000	217,100
Ventas Inc.	3,922	223,358
Weyerhaeuser Co.	5,760	210,010
		2,916,443
Total Real Estate Investment Trusts
(Cost $2,661,519)		2,916,443
Total Long-Term Investments
(Cost $57,215,362)		63,849,652

The accompanying notes are an integral part of the financial statements.

2018 ANNUAL REPORT

Schedule of Investments (continued)

Quaker Strategic Growth Fund
June 30, 2018

	Number	Fair
	of Shares	Value
Short-Term Investments — 2.0%
Money Market Fund — 2.0%
First American Government
Obligations Fund, Cl X, 1.81% †	1,285,235	$1,285,235
Total Short-Term Investments
(Cost $1,285,235)		1,285,235
Total Investments
(Cost $58,500,597) — 100.0%		65,134,887
Liabilities in Excess of
Other Assets, Net (0.0%)		(11,575)
Total Net Assets — 100.0%		$65,123,312

ADR - American Depositary Receipt
SP-ADR - Sponsored American Depositary Receipt
(a)	Non-income producing security.
f	Foreign issued security.
†	The rate quoted is the annualized 7 day yield as of June 30, 2018.
*	Indicates an illiquid security. Total market value for illiquid securities is $352,762, representing 0.5% of net assets.
^	Indicates a fair valued security. Total market value for fair valued securities is $352,762, representing 0.5% of net assets and Level 3 securities.

The accompanying notes are an integral part of the financial statements.

2018 ANNUAL REPORT

Statements of Assets and Liabilities

June 30, 2018

	Quaker	Quaker	Quaker	Quaker
	Global Tactical	Mid-Cap	Small-Cap	Strategic
	Allocation Fund	Value Fund	Value Fund	Growth Fund
ASSETS:
Investments, at value	$2,611,337	$5,470,368	$15,663,364	$65,134,887
Due from advisor	364	464	—	63
Receivables:
Dividends and interest	8,351	10,605	61,251	40,098
Capital shares sold	—	21	134	602
Investment securities sold	—	87,634	256,070	163,544
Prepaid expenses and other assets	7,766	15,485	50,422	171,140
Total assets	2,627,818	5,584,577	16,031,241	65,510,334

LIABILITIES:
Payables:
Due to advisor (Note 3)	$212	$581	$11,969	$6,703
Capital shares redeemed	3,984	—	50	9,584
Investment securities purchased	34,313	—	219,906	219,906
Distribution fees	956	2,500	2,064	20,294
Chief compliance officer fees	217	489	1,337	5,457
Audit fees	2,931	3,807	15,038	39,271
Funds administration and accounting fees	1,631	3,053	10,402	30,098
Legal fees	1,418	1,377	5,064	11,149
Transfer agent fees	1,709	3,462	9,279	38,285
Accrued expenses	294	536	3,081	6,275
Total liabilities	47,665	15,805	278,190	387,022
Net assets	$2,580,153	$5,568,772	$15,753,051	$65,123,312

NET ASSETS CONSIST OF:
Paid-in capital	$2,538,954	$4,480,898	$11,129,152	$58,927,972
Accumulated net investment income (loss)	(2,780)	(31,549)	(17,820)	(386,290)
Accumulated net realized gain (loss) on investments	14,829	(4,196)	3,371,952	(52,660)
Net unrealized appreciation (depreciation) on investments:
Securities	29,150	1,123,619	1,269,767	6,634,290
Total net assets	$2,580,153	$5,568,772	$15,753,051	$65,123,312
Total investments, at cost	$2,582,187	$4,346,749	$14,393,597	$58,500,597
Class A shares:
Net assets	$1,290,318	$3,196,306	$4,737,302	$44,964,198
Shares of beneficial interest outstanding(1)	118,620	102,682	203,931	1,410,943
Net asset value per share and redemption price per share	$10.88	$31.13	$23.23	$31.87
Offering price per share
(100/94.50 x net asset value per share)	$11.51	$32.94	$24.58	$33.72
Class C shares:
Net assets	$817,470	$1,340,830	$1,268,734	$11,119,772
Shares of beneficial interest outstanding(1)	81,127	50,243	71,822	406,930
Net asset value per share and redemption price per share	$10.08	$26.69	$17.66	$27.33
Institutional Class Shares:
Net assets	$472,365	$1,031,636	$9,747,015	$9,039,342
Shares of beneficial interest outstanding(1)	37,436	31,340	392,608	270,657
Net asset value per share and redemption price per share	$12.62	$32.92	$24.83	$33.40

(1)	Unlimited number of shares of beneficial interest with a 0.01 par value authorized.

The accompanying notes are an integral part of the financial statements.

2018 ANNUAL REPORT

Statements of Operations

For the Fiscal Year Ended June 30, 2018

	Quaker	Quaker	Quaker	Quaker
	Global Tactical	Mid-Cap	Small-Cap	Strategic
	Allocation Fund	Value Fund	Value Fund	Growth Fund
INVESTMENT INCOME (LOSS)
Income:
Dividends (net of foreign withholding taxes)	$76,287	$103,412	$360,568	$1,025,090
Interest	74,430	1,212	6,980	11,312
Securities lending income, net	—	2,909	9,408	6,862
Total Income	150,717	107,533	376,956	1,043,264
Expenses:
Investment advisory fees (Note 3)	36,968	57,232	240,727	526,899
Funds administration and accounting fees	17,772	18,647	72,055	170,710
Transfer agent fees	15,126	20,591	57,773	213,496
Custody fees	1,167	1,521	10,702	14,027
Trustee fees	3,775	5,166	19,752	52,716
Legal fees	6,240	7,740	31,660	76,433
Audit fees	2,966	3,845	15,180	39,636
Distribution fee — Class A	3,707	9,477	13,924	118,782
Distribution fee — Class C	8,943	15,030	12,515	120,257
Insurance	6,866	7,271	29,278	74,278
Officers’ compensation fees	6,838	9,292	35,951	96,633
Registration and filing expenses	10,049	10,719	43,767	109,956
Printing expenses	4,888	4,485	8,346	30,293
Interest Expense	920	—	309	—
Other operating expenses	2,133	2,057	2,111	2,301
Total expenses	128,358	173,073	594,050	1,646,417
Investment advisory fees reimbursed (Note 3)	(15,115)	—	—	—
Net expenses	113,243	173,073	594,050	1,646,417
Net investment income (loss)	37,474	(65,540)	(217,094)	(603,153)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investments:
Securities	110,086	1,030,662	4,365,650	10,964,744
Foreign currency transactions	6	—	5	—
Net realized gain (loss) on investments	110,092	1,030,662	4,365,655	10,964,744
Net change in unrealized appreciation
(depreciation) of investments:
Securities	9,353	(225,625)	(1,278,703)	(1,070,288)
Foreign currency transactions	(2)	—	(12)	—
Net change in unrealized appreciation
(depreciation) of investments	9,351	(225,625)	(1,278,715)	(1,070,288)
Net realized and unrealized gain (loss) on investments	119,443	805,037	3,086,940	9,894,456
Net increase (decrease) in net
assets resulting from operations	$156,917	$739,497	$2,869,846	$9,291,303
(Foreign withholding taxes on
dividends/tax reclaims/interest)	$(619)	$—	$(1,066)	$(1,469)

The accompanying notes are an integral part of the financial statements.

2018 ANNUAL REPORT

(This Page Intentionally Left Blank.)

2018 ANNUAL REPORT

Statements of Changes in Net Assets

For the Fiscal Year Ended June 30, 2018

	Quaker	Quaker	Quaker	Quaker
	Global Tactical	Mid-Cap	Small-Cap	Strategic
	Allocation Fund	Value Fund	Value Fund	Growth Fund
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income (loss)	$37,474	$(65,540)	$(217,094)	$(603,153)
Net realized gain (loss) on investment transactions:
Securities	110,086	1,030,662	4,365,650	10,964,744
Foreign currency transactions	6	—	5	—
Net change in unrealized appreciation
(depreciation) of investment transactions:
Securities	9,353	(225,625)	(1,278,703)	(1,070,288)
Foreign currency transactions	(2)	—	(12)	—
Net increase (decrease) in net
assets resulting from operations	156,917	739,497	2,869,846	9,291,303
Distributions to shareholders from:
Net realized capital gain — Class A	—	—	(816,102)	—
Net realized capital gain — Class C	—	—	(221,639)	—
Net realized capital gain — Institutional Class	—	—	(3,013,329)	—
Total distributions	—	—	(4,051,070)	—
Capital share transactions:
Increase (decrease) in net assets
from fund share transactions (Note 8)	(4,370,384)	(2,259,532)	(11,754,070)	(15,718,541)
Total increase (decrease) in net assets	(4,213,467)	(1,520,035)	(12,935,294)	(6,427,238)

NET ASSETS
Beginning of year	6,793,620	7,088,807	28,688,345	71,550,550
End of year	$2,580,153	$5,568,772	$15,753,051	$65,123,312
Undistributed (Accumulated) net investment
income (loss), at end of year	$(2,780)	$(31,549)	$(17,820)	$(386,290)

The accompanying notes are an integral part of the financial statements.

2018 ANNUAL REPORT

Statements of Changes in Net Assets (continued)

For the Fiscal Year Ended June 30, 2017

	Quaker	Quaker	Quaker	Quaker
	Global Tactical	Mid-Cap	Small-Cap	Strategic
	Allocation Fund	Value Fund	Value Fund	Growth Fund
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income (loss)	$2,518	$(55,798)	$(234,855)	$(302,466)
Net realized gain (loss) on investment transactions:
Securities	619,944	489,697	4,469,004	8,397,117
Securities sold short	(1,932)	—	—	—
Foreign currency transactions	—	—	13	—
Net change in unrealized appreciation
(depreciation) of investment transactions:
Securities	(161,513)	806,946	1,680,019	4,165,653
Foreign currency transactions	2	—	10	—
Net increase (decrease) in net
assets resulting from operations	459,019	1,240,845	5,914,191	12,260,304
Capital share transactions:
Increase (decrease) in net assets
from fund share transactions (Note 8)	(404,319)	(1,056,973)	(9,776,060)	(26,700,407)
Total increase (decrease) in net assets	54,700	183,872	(3,861,869)	(14,440,103)

NET ASSETS
Beginning of year	6,738,920	6,904,935	32,550,214	85,990,653
End of year	$6,793,620	$7,088,807	$28,688,345	$71,550,550
Undistributed (Accumulated) net investment
income (loss), at end of year	$(4,759)	$(29,423)	$—	$(5,631)

The accompanying notes are an integral part of the financial statements.

2018 ANNUAL REPORT

Financial Highlights

Quaker Global Tactical Allocation Fund
(For a Share Outstanding Throughout each Year)

	Class A
	Years Ended June 30,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$10.62	$9.95	$11.51	$10.46	$8.30
Income from investment operations:
Net investment income (loss)(1)	0.08	0.00 ^	(0.14)	(0.11)	(0.08)
Net realized and unrealized
gain (loss) on investments	0.18	0.67	(1.42)	1.16	2.24
Total from investment operations	0.26	0.67	(1.56)	1.05	2.16
Distributions to shareholders from:
Net investment income	—	—	—	—	—
Net realized capital gain	—	—	—	—	—
Total distributions	—	—	—	—	—
Net asset value, end of year	$10.88	$10.62	$9.95	$11.51	$10.46
Total Return(2)	2.45%	6.73%	(13.55)%	10.04%	26.02%
Ratios/supplemental data:
Net assets, end of year (000’ omitted)	$1,290	$1,706	$3,184	$5,707	$3,992
Ratio of expenses to average net assets:
Expense before reductions(3)(4)	2.55%	2.35%	2.42%	2.27%	2.19%
Expense net of fee waivers, if any(3)	2.25%	2.16%	2.42%	2.27%	2.19%
Ratio of net investment income (loss)
to average net assets:
Before waiver and expense reimbursement(3)	0.44%	(0.15)%	(1.30)%*	(1.03)%*	(0.80)%*
After waiver and expense reimbursement(3)	0.74%	0.04%	(1.30)%*	(1.03)%*	(0.80)%*
Portfolio turnover rate	56%	184%	211%	125%	130%

(1)	The average shares outstanding method has been applied for per share information.
(2)
Total investment return is based on the change in net asset value of a share during the year, assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

(3)
Expenses waived or reimbursed reflect reductions to total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio or decrease the net investment income ratio, as applicable, had such reductions not occurred.

(4)	Ratio of expenses (excluding dividend and interest expense for securities sold short) were 2.41%, 2.25% and 2.15% for the years ended June 30, 2016, 2015 and 2014, respectively.
^	Amount is less than 0.005 per share.
*	The net investment income (loss) ratios include dividends on short positions.

The accompanying notes are an integral part of the financial statements.

2018 ANNUAL REPORT

Financial Highlights

Quaker Global Tactical Allocation Fund
(For a Share Outstanding Throughout each Year)

	Class C
	Years Ended June 30,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$9.91	$9.36	$10.91	$9.99	$7.98
Income from investment operations:
Net investment income (loss)(1)	(0.00)^	(0.07)	(0.20)	(0.19)	(0.14)
Net realized and unrealized
gain (loss) on investments	0.17	0.62	(1.35)	1.11	2.15
Total from investment operations	0.17	0.55	(1.55)	0.92	2.01
Distributions to shareholders from:
Net investment income	—	—	—	—	—
Net realized capital gain	—	—	—	—	—
Total distributions	—	—	—	—	—
Net asset value, end of year	$10.08	$9.91	$9.36	$10.91	$9.99
Total Return(2)	1.72%	5.88%	(14.21)%	9.21%	25.19%
Ratios/supplemental data:
Net assets, end of year (000’ omitted)	$818	$1,041	$1,497	$1,851	$2,093
Ratio of expenses to average net assets:
Expense before reductions(3)(4)	3.30%	3.10%	3.17%	3.02%	2.94%
Expense net of fee waivers, if any(3)	3.00%	2.91%	3.17%	3.02%	2.94%
Ratio of net investment income (loss)
to average net assets:
Before waiver and expense reimbursement(3)	(0.31)%	(0.90)%	(2.05)%*	(1.78)%*	(1.55)%*
After waiver and expense reimbursement(3)	(0.01)%	(0.71)%	(2.05)%*	(1.78)%*	(1.55)%*
Portfolio turnover rate	56%	184%	211%	125%	130%

(1)	The average shares outstanding method has been applied for per share information.
(2)
Total investment return is based on the change in net asset value of a share during the year, assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

(3)
Expenses waived or reimbursed reflect reductions to total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio or decrease the net investment income ratio, as applicable, had such reductions not occurred.

(4)	Ratio of expenses (excluding dividend and interest expense for securities sold short) were 3.16%, 3.00% and 2.90%% for the years ended June 30, 2016, 2015 and 2014, respectively.
^	Amount is less than 0.005 per share.
*	The net investment income (loss) ratios include dividends on short positions.

The accompanying notes are an integral part of the financial statements.

2018 ANNUAL REPORT

Financial Highlights

Quaker Global Tactical Allocation Fund
(For a Share Outstanding Throughout each Year)

	Institutional Class
	Years Ended June 30,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$12.27	$11.47	$13.23	$12.00	$9.49
Income from investment operations:
Net investment income (loss)(1)	0.12	0.03	(0.13)	(0.10)	(0.06)
Net realized and unrealized
gain (loss) on investments	0.23	0.77	(1.63)	1.33	2.57
Total from investment operations	0.35	0.80	(1.76)	1.23	2.51
Distributions to shareholders from:
Net investment income	—	—	—	—	—
Net realized capital gain	—	—	—	—	—
Total distributions	—	—	—	—	—
Net asset value, end of year	$12.62	$12.27	$11.47	$13.23	$12.00
Total Return(2)	2.85%	6.97%	(13.30)%	10.25%	26.45%
Ratios/supplemental data:
Net assets, end of year (000’ omitted)	$472	$4,047	$2,058	$1,474	$1,240
Ratio of expenses to average net assets:
Expense before reductions(3)(4)	2.30%	2.10%	2.17%	2.02%	1.94%
Expense net of fee waivers, if any(3)	2.00%	1.91%	2.17%	2.02%	1.94%
Ratio of net investment income (loss)
to average net assets:
Before waiver and expense reimbursement(3)	0.69%	0.10%	(1.05)%*	(0.78)%*	(0.55)%*
After waiver and expense reimbursement(3)	0.99%	0.29%	(1.05)%*	(0.78)%*	(0.55)%*
Portfolio turnover rate	56%	184%	211%	125%	130%

(1)	The average shares outstanding method has been applied for per share information.
(2)
Total investment return is based on the change in net asset value of a share during the year, assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

(3)
Expenses waived or reimbursed reflect reductions to total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio or decrease the net investment income ratio, as applicable, had such reductions not occurred.

(4)	Ratio of expenses (excluding dividend and interest expense for securities sold short) were 2.16%, 2.00% and 1.90% for the years ended June 30, 2016, 2015 and 2014, respectively.
*	The net investment income (loss) ratios include dividends on short positions.

The accompanying notes are an integral part of the financial statements.

2018 ANNUAL REPORT

Financial Highlights

Quaker Mid-Cap Value Fund
(For a Share Outstanding Throughout each Year)

	Class A
	Years Ended June 30,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$28.06	$23.58	$24.78	$24.62	$18.99
Income from investment operations:
Net investment income (loss)(1)	(0.26)	(0.17)	(0.06)	(0.10)	(0.09)
Net realized and unrealized
gain (loss) on investments	3.33	4.65	(1.14)	0.26	5.72
Total from investment operations	3.07	4.48	(1.20)	0.16	5.63
Distributions to shareholders from:
Net investment income	—	—	—	—	—
Net realized capital gain	—	—	—	—	—
Total distributions	—	—	—	—	—
Net asset value, end of year	$31.13	$28.06	$23.58	$24.78	$24.62
Total Return(2)	10.94%	19.00%	(4.84)%	0.65%	29.65%
Ratios/supplemental data:
Net assets, end of year (000’ omitted)	$3,196	$4,081	$4,057	$5,520	$5,724
Ratio of expenses to average net assets	2.49%	2.39%	2.17%	1.98%	2.03%
Ratio of net investment income (loss)
to average net assets	(0.87)%	(0.66)%	(0.26)%	(0.39)%	(0.42)%
Portfolio turnover rate	34%	28%	71%	49%	62%

(1)	The average shares outstanding method has been applied for per share information.
(2)
Total investment return is based on the change in net asset value of a share during the year, assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

The accompanying notes are an integral part of the financial statements.

2018 ANNUAL REPORT

Financial Highlights

Quaker Mid-Cap Value Fund
(For a Share Outstanding Throughout each Year)

	Class C
	Years Ended June 30,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$24.24	$20.52	$21.73	$21.75	$16.91
Income from investment operations:
Net investment income (loss)(1)	(0.42)	(0.32)	(0.20)	(0.25)	(0.22)
Net realized and unrealized
gain (loss) on investments	2.87	4.04	(1.01)	0.23	5.06
Total from investment operations	2.45	3.72	(1.21)	(0.02)	4.84
Distributions to shareholders from:
Net investment income	—	—	—	—	—
Net realized capital gain	—	—	—	—	—
Total distributions	—	—	—	—	—
Net asset value, end of year	$26.69	$24.24	$20.52	$21.73	$21.75
Total Return(2)	10.11%	18.13%	(5.57)%	(0.09)%	28.62%
Ratios/supplemental data:
Net assets, end of year (000’ omitted)	$1,341	$1,526	$1,565	$1,944	$2,086
Ratio of expenses to average net assets	3.24%	3.14%	2.92%	2.73%	2.78%
Ratio of net investment income (loss)
to average net assets	(1.62)%	(1.41)%	(1.01)%	(1.14)%	(1.17)%
Portfolio turnover rate	34%	28%	71%	49%	62%

(1)	The average shares outstanding method has been applied for per share information.
(2)
Total investment return is based on the change in net asset value of a share during the year, assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

The accompanying notes are an integral part of the financial statements.

2018 ANNUAL REPORT

Financial Highlights

Quaker Mid-Cap Value Fund
(For a Share Outstanding Throughout each Year)

	Institutional Class
	Years Ended June 30,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$29.60	$24.81	$26.01	$25.77	$19.83
Income from investment operations:
Net investment income (loss)(1)	(0.20)	(0.11)	(0.00)^	(0.04)	(0.04)
Net realized and unrealized
gain (loss) on investments	3.52	4.90	(1.20)	0.28	5.98
Total from investment operations	3.32	4.79	(1.20)	0.24	5.94
Distributions to shareholders from:
Net investment income	—	—	—	—	—
Net realized capital gain	—	—	—	—	—
Total distributions	—	—	—	—	—
Net asset value, end of year	$32.92	$29.60	$24.81	$26.01	$25.77
Total Return(2)	11.22%	19.31%	(4.61)%	0.93%	29.95%
Ratios/supplemental data:
Net assets, end of year (000’ omitted)	$1,032	$1,482	$1,283	$1,504	$2,216
Ratio of expenses to average net assets	2.24%	2.14%	1.92%	1.73%	1.78%
Ratio of net investment income (loss)
to average net assets	(0.62)%	(0.41)%	(0.01)%	(0.14)%	(0.17)%
Portfolio turnover rate	34%	28%	71%	49%	62%

(1)	The average shares outstanding method has been applied for per share information.
(2)
Total investment return is based on the change in net asset value of a share during the year, assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

^	Amount is less than 0.005 per share.

The accompanying notes are an integral part of the financial statements.

2018 ANNUAL REPORT

Financial Highlights

Quaker Small-Cap Value Fund
(For a Share Outstanding Throughout each Year)

	Class A
	Years Ended June 30,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$24.13	$20.09	$24.15	$24.28	$19.50
Income from investment operations:
Net investment income (loss)(1)	(0.23)	(0.20)	(0.08)	(0.06)	(0.11)
Net realized and unrealized
gain (loss) on investments	3.03	4.24	(2.26)	1.22	4.95
Total from investment operations	2.80	4.04	(2.34)	1.16	4.84
Distributions to shareholders from:
Net investment income	—	—	—	—	(0.06)
Net realized capital gain	(3.70)	—	(1.72)	(1.29)	—
Total distributions	(3.70)	—	(1.72)	(1.29)	(0.06)
Net asset value, end of year	$23.23	$24.13	$20.09	$24.15	$24.28
Total Return(2)	12.07%	20.11%	(9.93)%	4.96%	24.83%
Ratios/supplemental data:
Net assets, end of year (000’ omitted)	$4,737	$6,434	$6,431	$7,790	$8,512
Ratio of expenses to average net assets	2.44%	2.21%	1.93%	1.78%	1.83%
Ratio of net investment income (loss)
to average net assets	(0.99)%	(0.89)%	(0.37)%	(0.26)%	(0.47)%
Portfolio turnover rate	122%	146%	119%	128%	176%

(1)	The average shares outstanding method has been applied for per share information.
(2)
Total investment return is based on the change in net asset value of a share during the year, assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

The accompanying notes are an integral part of the financial statements.

2018 ANNUAL REPORT

Financial Highlights

Quaker Small-Cap Value Fund
(For a Share Outstanding Throughout each Year)

	Class C
	Years Ended June 30,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$19.30	$16.19	$19.96	$20.43	$16.49
Income from investment operations:
Net investment income (loss)(1)	(0.32)	(0.30)	(0.19)	(0.20)	(0.23)
Net realized and unrealized
gain (loss) on investments	2.38	3.41	(1.86)	1.02	4.17
Total from investment operations	2.06	3.11	(2.05)	0.82	3.94
Distributions to shareholders from:
Net investment income	—	—	—	—	—
Net realized capital gain	(3.70)	—	(1.72)	(1.29)	—
Total distributions	(3.70)	—	(1.72)	(1.29)	—
Net asset value, end of year	$17.66	$19.30	$16.19	$19.96	$20.43
Total Return(2)	11.23%	19.21%	(10.59)%	4.20%	23.89%
Ratios/supplemental data:
Net assets, end of year (000’ omitted)	$1,269	$1,302	$1,477	$1,684	$1,806
Ratio of expenses to average net assets	3.19%	2.96%	2.68%	2.53%	2.58%
Ratio of net investment income (loss)
to average net assets	(1.74)%	(1.64)%	(1.12)%	(1.01)%	(1.22)%
Portfolio turnover rate	122%	146%	119%	128%	176%

(1)	The average shares outstanding method has been applied for per share information.
(2)
Total investment return is based on the change in net asset value of a share during the year, assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

The accompanying notes are an integral part of the financial statements.

2018 ANNUAL REPORT

Financial Highlights

Quaker Small-Cap Value Fund
(For a Share Outstanding Throughout each Year)

	Institutional Class
	Years Ended June 30,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$25.49	$21.17	$25.29	$25.30	$20.29
Income from investment operations:
Net investment income (loss)(1)	(0.19)	(0.15)	(0.03)	(0.00)^	(0.05)
Net realized and unrealized
gain (loss) on investments	3.23	4.47	(2.37)	1.28	5.14
Total from investment operations	3.04	4.32	(2.40)	1.28	5.09
Distributions to shareholders from:
Net investment income	—	—	—	—	(0.08)
Net realized capital gain	(3.70)	—	(1.72)	(1.29)	—
Total distributions	(3.70)	—	(1.72)	(1.29)	(0.08)
Net asset value, end of year	$24.83	$25.49	$21.17	$25.29	$25.30
Total Return(2)	12.39%	20.41%	(9.71)%	5.24%	25.13%
Ratios/supplemental data:
Net assets, end of year (000’ omitted)	$9,747	$20,952	$24,642	$28,528	$27,868
Ratio of expenses to average net assets	2.19%	1.96%	1.68%	1.53%	1.58%
Ratio of net investment income (loss)
to average net assets	(0.74)%	(0.64)%	(0.12)%	(0.01)%	(0.22)%
Portfolio turnover rate	122%	146%	119%	128%	176%

(1)	The average shares outstanding method has been applied for per share information.
(2)
Total investment return is based on the change in net asset value of a share during the year, assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

^	Amount is less than 0.005 per share.

The accompanying notes are an integral part of the financial statements.

2018 ANNUAL REPORT

Financial Highlights

Quaker Strategic Growth Fund
(For a Share Outstanding Throughout each Year)

	Class A
	Years Ended June 30,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$27.86	$23.80	$26.55	$24.19	$19.31
Income from investment operations:
Net investment income (loss)(1)	(0.24)	(0.07)	(0.32)	(0.30)	(0.26)
Net realized and unrealized
gain (loss) on investments	4.25	4.13	(2.43)	2.66	5.14
Total from investment operations	4.01	4.06	(2.75)	2.36	4.88
Distributions to shareholders from:
Net investment income	—	—	—	—	—
Net realized capital gain	—	—	—	—	—
Total distributions	—	—	—	—	—
Net asset value, end of year	$31.87	$27.86	$23.80	$26.55	$24.19
Total Return(2)	14.39%	17.01%	(10.36)%	9.76%	25.27%
Ratios/supplemental data:
Net assets, end of year (000’ omitted)	$44,964	$49,859	$57,159	$77,188	$87,053
Ratio of expenses to average net assets:
Before expense reimbursements or recoveries(3)(4)	2.30%	2.34%	2.30%	2.12%	2.15%
After expense reimbursements or recoveries(3)(5)	2.30%	2.22%	2.24%	2.24%	2.24%
Ratio of net investment income (loss)
to average net assets:
Before expense reimbursements or recoveries(3)	(0.78)%	(0.40)%	(1.34)%*	(1.06)%	(1.06)%
After expense reimbursements or recoveries(3)	(0.78)%	(0.28)%	(1.28)%*	(1.18)%	(1.15)%
Portfolio turnover rate	119%	185%	211%	149%	170%

(1)	The average shares outstanding method has been applied for per share information.
(2)
Total investment return is based on the change in net asset value of a share during the year, assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

(3)
Expense waived or reimbursed reflect reductions to total expenses, as discussed in the notes to the financial statements. These reimbursed amounts would increase the net investment loss ratio or decrease the net investment income ratio and recovered amounts would decrease the net investment loss ratio or increase the net investment income ratio, as applicable, had such reductions or increases not occurred.

(4)	Expenses before reductions (excluding dividend and interest expense for securities sold short) were 2.29% for the year ended June 30, 2016.
(5)	Expenses net of all reductions (excluding dividend and interest expense for securities sold short) were 2.23% for the year ended June 30, 2016.
*	The net investment income (loss) ratios include dividends on short positions.

The accompanying notes are an integral part of the financial statements.

2018 ANNUAL REPORT

Financial Highlights

Quaker Strategic Growth Fund
(For a Share Outstanding Throughout each Year)

	Class C
	Years Ended June 30,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$24.07	$20.72	$23.28	$21.37	$17.19
Income from investment operations:
Net investment income (loss)(1)	(0.40)	(0.23)	(0.44)	(0.43)	(0.37)
Net realized and unrealized
gain (loss) on investments	3.66	3.58	(2.12)	2.34	4.55
Total from investment operations	3.26	3.35	(2.56)	1.91	4.18
Distributions to shareholders from:
Net investment income	—	—	—	—	—
Net realized capital gain	—	—	—	—	—
Total distributions	—	—	—	—	—
Net asset value, end of year	$27.33	$24.07	$20.72	$23.28	$21.37
Total Return(2)	13.54%	16.17%	(11.00)%	8.94%	24.32%
Ratios/supplemental data:
Net assets, end of year (000’ omitted)	$11,120	$12,687	$15,375	$20,140	$22,931
Ratio of expenses to average net assets:
Before expense reimbursements or recoveries(3)(4)	3.05%	3.09%	3.05%	2.87%	2.90%
After expense reimbursements or recoveries(3)(5)	3.05%	2.97%	2.99%	2.99%	2.99%
Ratio of net investment income (loss)
to average net assets:
Before expense reimbursements or recoveries(3)	(1.53)%	(1.15)%	(2.09)%*	(1.81)%	(1.81)%
After expense reimbursements or recoveries(3)	(1.53)%	(1.03)%	(2.03)%*	(1.93)%	(1.90)%
Portfolio turnover rate	119%	185%	211%	149%	170%

(1)	The average shares outstanding method has been applied for per share information.
(2)
Total investment return is based on the change in net asset value of a share during the year, assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

(3)
Expense waived or reimbursed reflect reductions to total expenses, as discussed in the notes to the financial statements. These reimbursed amounts would increase the net investment loss ratio or decrease the net investment income ratio and recovered amounts would decrease the net investment loss ratio or increase the net investment income ratio, as applicable, had such reductions or increases not occurred.

(4)	Expenses before reductions (excluding dividend and interest expense for securities sold short) were 3.04% for the year ended June 30, 2016.
(5)	Expenses net of all reductions (excluding dividend and interest expense for securities sold short) were 2.98% for the year ended June 30, 2016.
*	The net investment income (loss) ratios include dividends on short positions.

The accompanying notes are an integral part of the financial statements.

2018 ANNUAL REPORT

Financial Highlights

Quaker Strategic Growth Fund
(For a Share Outstanding Throughout each Year)

	Institutional Class
	Years Ended June 30,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$29.12	$24.82	$27.62	$25.10	$19.99
Income from investment operations:
Net investment income (loss)(1)	(0.17)	(0.01)	(0.27)	(0.25)	(0.21)
Net realized and unrealized
gain (loss) on investments	4.45	4.31	(2.53)	2.77	5.32
Total from investment operations	4.28	4.30	(2.80)	2.52	5.11
Distributions to shareholders from:
Net investment income	—	—	—	—	—
Net realized capital gain	—	—	—	—	—
Total distributions	—	—	—	—	—
Net asset value, end of year	$33.40	$29.12	$24.82	$27.62	$25.10
Total Return(2)	14.70%	17.32%	(10.14)%	10.04%	25.56%
Ratios/supplemental data:
Net assets, end of year (000’ omitted)	$9,039	$9,005	$13,457	$66,521	$58,999
Ratio of expenses to average net assets:
Before expense reimbursements or recoveries(3)(4)	2.05%	2.09%	2.05%	1.87%	1.90%
After expense reimbursements or recoveries(3)(5)	2.05%	1.97%	1.99%	1.99%	1.99%
Ratio of net investment income (loss)
to average net assets:
Before expense reimbursements or recoveries(3)	(0.53)%	(0.15)%	(1.09)%*	(0.81)%	(0.81)%
After expense reimbursements or recoveries(3)	(0.53)%	(0.03)%	(1.03)%*	(0.93)%	(0.90)%
Portfolio turnover rate	119%	185%	211%	149%	170%

(1)	The average shares outstanding method has been applied for per share information.
(2)
Total investment return is based on the change in net asset value of a share during the year, assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

(3)
Expense waived or reimbursed reflect reductions to total expenses, as discussed in the notes to the financial statements. These reimbursed amounts would increase the net investment loss ratio or decrease the net investment income ratio and recovered amounts would decrease the net investment loss ratio or increase the net investment income ratio, as applicable, had such reductions or increases not occurred.

(4)	Expenses before reductions (excluding dividend and interest expense for securities sold short) were 2.04% for the year ended June 30, 2016.
(5)	Expenses net of all reductions (excluding dividend and interest expense for securities sold short) were 1.98% for the year ended June 30, 2016.
*	The net investment income (loss) ratios include dividends on short positions.

The accompanying notes are an integral part of the financial statements.

2018 ANNUAL REPORT

Notes to the Financial Statements

Note 1 — Organization

The Quaker Investment Trust (“Trust”), a diversified, open-end management investment company, was organized as a Massachusetts business trust on October 24, 1990, and is registered under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust’s Amended and Restated Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest. The Trust currently has four series: Quaker Global Tactical Allocation Fund (“Global Tactical Allocation”), Quaker Mid-Cap Value Fund (“Mid-Cap Value”), Quaker Small-Cap Value Fund (“Small-Cap Value”) and Quaker Strategic Growth Fund (“Strategic Growth”) (each a “Fund” and collectively, “Funds”). All Funds are diversified. The investment objectives of each Fund are set forth below.  On January 1, 2018, Community Capital Management, Inc. (“CCM”) became the new investment adviser to the Funds.  On June 22, 2018, the Quaker Event Arbitrage Fund moved to the Frank Funds Trust.

Strategic Growth and Small-Cap Value commenced operations on November 25, 1996. Mid-Cap Value commenced operations on December 31, 1997. Global Tactical Allocation commenced operations on May 1, 2008. The investment objective of these Funds is to seek long-term growth of capital. The investment objective of these funds is non-fundamental in that this objective may be changed by the Board of Trustees (“Board” or “Trustees”) without shareholder approval. Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services – Investment Companies.”

The Funds currently offer three classes of shares (Class A, Class C and Institutional Class shares). Class A shares are charged a front-end sales charge and a distribution and servicing fee; Class C shares are charged a distribution fee, but bear no front-end sales charge or contingent deferred sales charge (“CDSC”); and Institutional Class shares bear no front-end sales charge or CDSC, but have higher minimum investment thresholds. CCM, the investment adviser to each of the Funds, has the ability to waive the minimum investment for Institutional Class shares at its discretion.

Note 2 — Summary of Significant Accounting Policies and Other Information

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

A.     Security Valuation.     The Funds’ investments in securities are carried at market value. Securities listed on an exchange or quoted on a national market system are generally valued at the last quoted sales price at the time of valuation. Other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the most recent bid price. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price.

Debt and other fixed-income securities are valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations provided by an independent pricing service (which reflect such factors as security prices, yields, maturities, ratings, and dealer and exchange quotations), the use of which has been approved by the Board.

The Funds may enter into forward foreign currency contracts to lock in the U.S. dollar cost of purchase and sale transactions or to defend the portfolio against currency fluctuations. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. These contracts are valued daily, and the Fund’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the end of the reporting period, if any, is included in the Statements of Assets and Liabilities.

2018 ANNUAL REPORT

Notes to the Financial Statements (continued)

Note 2 — Summary of Significant Accounting Policies and Other Information (Continued)

Realized and unrealized gains and losses, if any, are included in the Statements of Operations. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

For financial reporting purposes, investment transactions are recorded on the trade date; however, for purposes of executing shareholder transactions, the Funds record changes in holdings of portfolio securities no later than the first business day after the trade date in accordance with Rule 2a-4 of the 1940 Act. Accordingly, certain differences between net asset value for financial reporting and for executing shareholder transactions may arise.

The Funds have adopted fair valuation procedures to value securities at fair market value in certain circumstances, and the Trust has established a Valuation Committee responsible for determining when fair valuing a security is necessary and appropriate. The Funds will value securities at fair market value when market quotations are not readily available or when securities cannot be accurately valued within established pricing procedures. The Valuation Committee may also fair value foreign securities whose prices may have been affected by events occurring after the close of trading in their respective markets but prior to the time the Fund holding the foreign securities calculates its net asset value. The Funds’ fair valuation procedures are designed to help ensure that prices at which Fund shares are purchased and redeemed are fair and do not result in dilution of shareholder interest or other harm to shareholders.

The Fund is required to disclose information regarding the fair value measurements of the Fund’s assets and liabilities. Fair value is defined as the price that the Fund may receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. The disclosure requirements utilize a three-tier hierarchy to maximize the use of observable market data, minimize the use of unobservable inputs and establish classification of fair value measurements for disclosure purposes. A financial instrument’s level within the fair value hierarchy is based on the lowest level that is significant to the fair value measurement. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including the pricing model used and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable.

Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, which are based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

The significant unobservable inputs used in the fair value measurement of the reporting entity’s private equity holdings are, the projected final distribution applied for lack of marketability. Significant increases (decreases) in any of those inputs in isolation could result in a significantly lower (higher) fair value measurement.

Various inputs may be used to determine the value of each Fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1 — Quoted prices in active markets for identical securities.

2018 ANNUAL REPORT

Notes to the Financial Statements (continued)

Note 2 — Summary of Significant Accounting Policies and Other Information (Continued)

Level 2 — Prices determined using significant other observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) municipal securities, long-term U.S. Government obligations and corporate debt securities are valued in accordance with the evaluated price supplied by the pricing service and generally categorized as Level 2 in the hierarchy. Other securities that are categorized as Level 2 in the hierarchy include, but are not limited to, warrants and structured notes that do not trade on an exchange, OTC options and international equity securities valued by an independent third party in order to adjust for stale pricing and foreign market holidays.

Level 3 — Prices determined using significant unobservable inputs (including the Fund’s own assumptions). For restricted equity securities where observable inputs are limited, assumptions about market activity and risk are used in determining fair value. These are categorized as Level 3 in the hierarchy.

For international equity securities traded on a foreign exchange or market which closes prior to a Fund’s Valuation Time, in order to adjust for events which occur between the close of the foreign exchange they are traded on and the close of the New York Stock Exchange, a fair valuation model is used, and these securities are categorized as Level 2.

A Fund may hold securities, some of which are classified as Level 3 investments (as defined below). Level 3 investments have significant unobservable inputs, as they trade infrequently. In determining the fair value of these investments, management uses the market approach which includes as the primary input the capital balance reported; however, adjustments to the reported capital balance may be made based on various factors, including, but not limited to, the attributes of the interest held, including the rights and obligations, and any restrictions or illiquidity of such interests, and the fair value of these securities.

The value of a foreign security is generally determined as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of the close of trading on the New York Stock Exchange (“NYSE”), if earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE (generally 4:00 p.m. Eastern time) on the day that the value of the foreign security is determined. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. If market quotations are not readily available for a foreign security or an event has occurred that caused a quotation to be unavailable or unreliable, the Valuation Committee will fair value foreign securities using the procedures described below.

The Trust has adopted fair valuation procedures to value securities at fair market value when independent prices are unavailable or unreliable, and the Trust has established a Valuation Committee that is responsible for determining when fair valuing a security is necessary and appropriate. Securities and assets for which market quotations are not readily available may be valued based upon valuation methods that include: (i) multiple of earnings; (ii) yield to maturity with respect to debt issues; (iii) discounts from market prices of similar freely traded securities; or (iv) a combination of these or other methods. Securities may also be priced using fair value pricing methods when their closing prices do not reflect their market values at the time the Fund calculates its net asset value (“NAV”) because an event had occurred since the closing prices were established on the domestic or foreign exchange or market but before the Fund’s NAV calculation.

2018 ANNUAL REPORT

Notes to the Financial Statements (continued)

Note 2 — Summary of Significant Accounting Policies and Other Information (Continued)

The following is a summary of the fair valuations according to the inputs used as of June 30, 2018 in valuing the Fund’s assets and liabilities:

Description	GLOBAL TACTICAL ALLOCATION FUND	Level 1	Level 2	Level 3	Total
Common Stocks(1)		$1,510,720	$—	$12,692	$1,523,412
Closed End Mutual Funds		112,400	—	—	112,400
Exchange Traded Fund		36,360	—	—	36,360
Preferred Stocks		102,833	—	—	102,833
Real Estate Investment Trusts		350,684	—	—	350,684
Corporate Bonds		—	76,648	—	76,648
Mortgage Backed Security		—	3	—	3
Money Market Fund		408,997	—	—	408,997
Total Investments in Securities		$2,521,994	$76,651	$12,692	$2,611,337

Description	MID-CAP VALUE FUND	Level 1	Level 2	Level 3	Total
Common Stocks		$4,432,265	$—	$—	$4,432,265
Closed End Mutual Fund		73,500	—	—	73,500
Real Estate Investment Trusts		645,469	—	—	645,469
Money Market Fund		319,134	—	—	319,134
Total Investments in Securities		$5,470,368	$—	$—	$5,470,368

Description	SMALL-CAP VALUE FUND	Level 1	Level 2	Level 3	Total
Common Stocks		$11,647,148	$—	$—	$11,647,148
Closed End Mutual Funds		486,210	—	—	486,210
Real Estate Investment Trusts		2,868,624	—	—	2,868,624
Money Market Fund		661,382	—	—	661,382
Total Investments in Securities		$15,663,364	$—	$—	$15,663,364

Description	STRATEGIC GROWTH FUND	Level 1	Level 2	Level 3	Total
Common Stocks(1)		$60,580,447	$—	$352,762	$60,933,209
Real Estate Investment Trusts		2,916,443	—	—	2,916,443
Money Market Fund		1,285,235	—	—	1,285,235
Total Investments in Securities		$64,782,125	$—	$352,762	$65,134,887

(1)	See the Fund’s Schedules of Investments for the industry classification of the one security in each Fund footnoted as Level 3.

Level 3 Reconciliation

The following is a reconciliation of Global Tactical Allocation’s and Strategic Growth’s Level 3 investments for which significant unobservable inputs were used in determining value. See Schedules of Investments for industry breakouts:

GLOBAL TACTICAL ALLOCATION FUND

	Balance				Net				Balance
	as of				Unrealized	Amortized	Transfers	Transfers	as of
	June 30,			Realized	appreciation	discounts/	in to	out of	June 30,
	2017	Purchases	Sales	gain (loss)	(depreciation)	premiums	Level 3	Level 3	2018
Common Stocks	$14,364	$—	$—	$—	$(1,672)	$—	$—	$—	$12,692
	$14,364	$—	$—	$—	$(1,672)	$—	$—	$—	$12,692
Net change in unrealized appreciation (depreciation) for Level 3 investments still held as of June 30, 2018									$(1,672)

2018 ANNUAL REPORT

Notes to the Financial Statements (continued)

Note 2 — Summary of Significant Accounting Policies and Other Information (Continued)

STRATEGIC GROWTH FUND

	Balance				Net				Balance
	as of				Unrealized	Amortized	Transfers	Transfers	as of
	June 30,			Realized	appreciation	discounts/	in to	out of	June 30,
	2017	Purchases	Sales	gain (loss)	(depreciation)	premiums	Level 3	Level 3	2018
Common Stocks	$399,234	$—	$—	$—	$(46,472)	$—	$—	$—	$352,762
	$399,234	$—	$—	$—	$(46,472)	$—	$—	$—	$352,762
Net change in unrealized appreciation (depreciation) for Level 3 investments still held as of June 30, 2018									$(46,472)

Transfers are recognized at the end of the reporting period.

There have been no transfers in and out of Level 1 and Level 2 fair value measurements as of June 30, 2018.

The following presents information about significant unobservable inputs related to Level 3 investments at June 30, 2018:

GLOBAL TACTICAL ALLOCATION FUND

Asset	Fair Value at	Valuation	Unobservable	Input
Categories	June 30, 2018	Technique	Input	Values*
Common Stocks
Airlines	$ 12,692	Market approach	Estimated bankruptcy expense	$7.64
STRATEGIC GROWTH FUND
Common Stocks
Airlines	$352,762	Market approach	Estimated bankruptcy expense	$7.64

*	An increase in the unobservable input would decrease the valuation and a decrease in the unobservable input would increase the valuation.

B.     Federal Income Taxes.     It is the Funds’ policy to comply with the requirements of Subchapter M of the Internal Revenue Code and to distribute substantially all of their taxable income to shareholders. Therefore, no federal income tax provision is required.

In accordance with Financial Accounting Standards Board (“FASB”) Interpretation ASC 740, (“ASC 740”), each Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authority’s widely understood administrative practices and precedents. If this threshold is met, a Fund measures the tax benefit as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. The Funds identify their major tax jurisdictions as U.S. Federal and the Commonwealth of Massachusetts.  Management has reviewed the tax positions for each of the three open tax years as of June 30, 2018 and has determined that the implementation of ASC 740 does not have a material impact on the Funds’ financial statements. Each Fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

Net investment income or loss and net realized gains or losses may differ for financial statement and income tax purposes primarily due to investments that have a different basis for financial statement and income tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by each Fund. Permanent differences in the recognition of earnings are reclassified to additional paid-in capital. Distributions in excess of tax-basis earnings are recorded as a return of capital.

2018 ANNUAL REPORT

Notes to the Financial Statements (continued)

Note 2 — Summary of Significant Accounting Policies and Other Information (Continued)

C.     Security Transactions and Investment Income.     Security transactions are recorded on the trade date. Realized gains and losses are determined using the specific identification cost method. Interest income on debt securities is recorded daily on the accrual basis. Discounts and premiums on debt securities are amortized over their respective lives. Dividend income is recorded on the ex-dividend date, or as soon as information is available to the Fund.

D.     Short Sales of Investments.     Certain Funds may make short sales of investments, which are transactions in which a Fund sells a security it does not own in anticipation of a decline in the fair value of that security. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The broker retains the proceeds of short sales to the extent necessary to meet margin requirements until the short position is closed out.

If a security pays a dividend while the Fund holds it short, the Fund will need to pay the dividend to the original owner of the security. Since the Fund borrowed the shares and sold them to a third party, the third party will receive the dividend from the security and the Fund will pay the original owner the dividend directly. The Fund is not entitled to the dividend because it does not own the shares. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale. The Funds did not have any short sales during the fiscal year ended June 30, 2018.

E.     Written Options Contracts.     Certain Funds may write options to manage exposure to certain changes in the market. When a Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the Fund realizes a gain from investments equal to the amount of the premium received. When a written call option is exercised, the difference between the premium and the amount for effecting a closing purchase transaction, including brokerage commission, is also treated as a realized gain or loss. When a written put option is exercised, the amount of the premium received reduces the cost of the security purchased by the Fund.

A risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised.

In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market. The Funds did not have any written option contracts for the fiscal year ended June 30, 2018.

F.     Purchased Options.     Certain Funds may purchase call options in anticipation of an increase in the market value of securities of the type in which they may invest. The purchase of a call option will entitle a Fund, in return for the premium paid, to purchase specified securities at a specified price during the option period. A Fund will ordinarily realize a gain if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise, the Fund will realize either no gain or a loss on the purchase of the call option. A Fund will normally purchase put options in anticipation of a decline in the market value of securities in its portfolio (“protective puts”) or in securities in which it may invest. The purchase of a put option will entitle the Fund, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of the Fund’s securities. Put options may also be purchased by a Fund for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. The Fund will ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to more than cover the premium and transaction costs; otherwise the Fund will realize

2018 ANNUAL REPORT

Notes to the Financial Statements (continued)

Note 2 — Summary of Significant Accounting Policies and Other Information (Continued)

either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of the underlying portfolio securities. The Funds did not have any purchased options for the fiscal year ended June 30, 2018.

G.    Futures Contracts.     Certain Funds may enter into financial futures contracts, to the extent permitted by their investment policies and objectives, for bona fide hedging and other permissible risk management purposes including protecting against anticipated changes in the value of securities a Fund intends to purchase. Upon entering into a financial futures contract, a Fund is required to deposit cash or securities as initial margin.

Additional securities are also segregated as collateral up to the current market value of the financial futures contracts. Subsequent payments, known as variation margin, are made or received by the Fund, depending on the fluctuation in the value of the underlying financial instruments. The Fund recognizes an unrealized gain or loss equal to the variation margin. When the financial futures contracts are closed, a realized gain or loss is recognized equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contracts. The risks associated with entering into financial futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. In addition, investing in financial futures contracts involves the risk that the Fund could lose more than the original margin deposit and subsequent payments required for a futures transaction. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. The Funds did not enter into any futures contracts during the fiscal year ended June 30, 2018.

H.    Foreign Currency Transactions.     Securities and other assets and liabilities denominated in foreign currencies are converted each business day into U.S. dollars based on the prevailing rates of exchange. Purchases and sales of portfolio securities and income and expenses are converted into U.S. dollars on the respective dates of such transactions.

Gains and losses resulting from changes in exchange rates applicable to foreign securities are not reported separately from gains and losses arising from movements in securities prices.

Net realized foreign exchange gains and losses include gains and losses from sales and maturities of foreign currency exchange contracts, gains and losses realized between the trade and settlement dates of foreign securities transactions, and the difference between the amount of dividends, interest and foreign withholding taxes on the Funds’ books and the U.S. dollar equivalent of the amounts actually received. Net unrealized foreign exchange gains and losses include gains and losses from changes in the fair value of assets and liabilities denominated in foreign currencies other than portfolio securities, resulting from changes in exchange rates.

I.     Forward Foreign Currency Contracts.     Certain Funds may enter into forward foreign currency contracts to hedge against foreign currency exchange rate risk on their non-U.S. dollar denominated securities or to facilitate settlement of foreign currency denominated portfolio transactions. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The contract is marked-to-market daily and the change in value is recorded by a Fund as an unrealized gain or loss. When a forward foreign currency contract is extinguished, through either delivery or offset by entering into another forward foreign currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statements of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts

2018 ANNUAL REPORT

Notes to the Financial Statements (continued)

Note 2 — Summary of Significant Accounting Policies and Other Information (Continued)

from the potential inability of the counterparties to meet the terms of their contracts. The Funds did not enter into any forward foreign currency contracts during the fiscal year ended June 30, 2018.

J.     Portfolio Investment Risks.     Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries. Certain countries may also impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

K.    Multiple Class Allocations.     Each class of shares has equal rights as to earnings and assets except that each class bears different distribution and shareholder servicing expenses. Each class of shares has exclusive voting rights with respect to matters that affect just that class. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

L.     Expense Allocations.     Expenses are allocated to each series based upon its relative proportion of net assets to the Trust’s total net assets.

M.    Distributions to Shareholders.     Each Fund generally declares dividends at least annually, payable in December, on a date selected by the Board. In addition, distributions may be made annually in December out of net realized gains through October 31 of that calendar year. Distributions to shareholders are recorded on the ex-dividend date. Each Fund may make a supplemental distribution subsequent to the end of its fiscal year ending June 30.

N.     Use of Estimates.    The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates, and those differences could be significant.

O.     Security Loans.     The Funds receive compensation in the form of fees, or retain a portion of interest on the investment of any cash received as collateral. The Funds also continue to receive interest or dividends on the securities loaned, if any. The loans are secured by collateral at least equal to 102% of the prior days market value of the loaned securities. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for the account of the Funds. The Funds have the right under the lending agreement to recover the securities from the borrower on demand. The Funds did not have any securities out on loan at June 30, 2018.

P.     Derivative Instruments.    The Funds have adopted amendments to authoritative guidance on disclosures about derivative instruments and hedging activities which require that the Funds disclose: a) how and why an entity uses derivative instruments; and b) how derivative instruments and related hedged items affect an entity’s financial position, financial performance and cash flows.

The Funds may trade financial instruments where they are considered to be a seller of credit derivatives in accordance with authoritative guidance under GAAP on derivatives and hedging.

The Funds did not have any derivative instruments at June 30, 2018.

2018 ANNUAL REPORT

Notes to the Financial Statements (continued)

Note 3 — Investment Advisory Fee and Other Related Party Transactions

Community Capital Management, Inc. (“CCM” or “Adviser”) serves as investment adviser to each Fund.

Advisory Fees — The interim investment advisory agreement (“Interim Advisory Agreement”) expired on May 30, 2018, for the Global Tactical Allocation Fund, Mid-Cap Value Fund and Strategic Growth Fund at which time the Funds applied for an extension from the Securities and Exchange Commission (“SEC”) under a No Action Letter.  The Funds received a 60 day extension to solicit shareholders. During this time period until the date of each Fund’s shareholder meeting listed below, these Funds did not accrue or receive an advisory fee. At special shareholder meetings on May 23, 2018, June 14, 2018 and June 27, 2018, the shareholders approved Advisory Agreements between each of the Funds and CCM with the following effective dates:

Fund	Advisory Fee	Effective Dates
Global Tactical Allocation	0.75%	June 15, 2018
Mid-Cap Value	0.90%	June 26, 2018
Small-Cap Value	0.90%	May 24, 2018
Strategic Growth	0.75%	June 26, 2018

The Board approved an Interim Advisory Agreement which became effective January 1, 2018 between Quaker Investment Trust (the “Trust” or “QIT”) and CCM.  Under the Interim Advisory Agreement, CCM provided or arranged to provide the same advisory services to the Global Tactical Allocation Fund, Mid-Cap Value Fund, Small-Cap Value Fund and Strategic Growth Fund at the same fees or at lower Advisory fees as those provided under the previous investment advisory agreement (the “Prior Investment Advisory Agreement”) between the Trust and Quaker Investment Fund (“QFI”). Pursuant to the Prior and Interim Advisory Agreements with the Trust, the investment adviser (either CCM or QFI, as applicable)  directed the daily operations of the Fund and supervised the performance of  the Sub-Advisers (under the Prior Agreement) and the performance of  administrative and professional services provided by others.  As compensation for its services and the related expenses borne by CCM, the Funds paid an investment advisory fee, computed and accrued daily and paid monthly, at an annual rate of 0.75% for the Global Tactical Allocation Fund, Mid-Cap Value Fund and Strategic Growth Fund and 0.90% for the Small-Cap Value Fund’s average daily net assets.

For the period July 1, 2017 to December 31, 2017, QFI charged the following advisory fees, computed and accrued daily and paid monthly, at an annual rate of 0.75% for the Global Tactical Allocation Fund, 1.05% for the Mid-Cap Value Fund, 0.95% for the Small-Cap Value Fund and 0.95% on the first $25 million; 0.85% on the next $175 million: and 0.75%, thereafter for the Strategic Growth Fund. Also during this period, Kennedy Capital Management, Inc. served as Sub-adviser to Mid-Cap Value Fund, AJO, LP served as Sub-adviser to the Small-Cap Value Fund and Los Angeles Capital Management and Equity Research, Inc. served as Sub-adviser to Strategic Growth Fund.  The Sub-advisers provided certain services pursuant to a sub-advisory agreement between QFI, the Sub-adviser and the Trust on behalf of each Fund.  Sub -adviser fees were paid by QFI.

Each Fund paid CCM and QFI aggregate fees shown in the table below for the fiscal year ending June 30, 2018.  Amounts are expressed as an annualized percentage of average net assets.

					Advisory &
				Subadvisory fee	subadvisory
	Aggregate	Advisory fee	Advisory fee	paid by QFI to	(reimbursed)/
	advisory fee	paid to CCM	paid to QFI	the sub-adviser	recovered
Global Tactical Allocation	0.73%	0.70%	0.75%	N/A	(0.30)%
Mid-Cap Value	0.86%	0.65%	1.05%	0.75%	N/A
Small-Cap Value	0.93%	0.90%	0.95%	0.60%	N/A
Strategic Growth	0.77%	0.64%	0.89%	0.34%	N/A

2018 ANNUAL REPORT

Notes to the Financial Statements (continued)

Note 3 — Investment Advisory Fee and Other Related Party Transactions (Continued)

For the fiscal year ending June 30, 2018, CCM and QFI earned and reimbursed fees as follows:

					Advisory &
			Aggregate	Subadvisory fee	subadvisory
	Aggregate	Advisory fee	advisory fee	paid by QFI to	(reimbursed)/
	advisory fee	paid to CCM	paid to QFI	the sub-adviser	recovered
Global Tactical Allocation	$ 36,968	$ 11,572	$ 25,396	N/A	$(15,115)
Mid-Cap Value	57,232	19,818	37,414	26,724	N/A
Small-Cap Value	240,727	102,379	138,348	87,378	N/A
Strategic Growth	526,899	213,421	313,478	118,794	N/A

CCM and QFI contractually agreed to waive the lesser of 0.30% of its management fee or assume expenses to the extent necessary to reduce the total operating expenses of the Global Tactical Allocation (excluding 12b-1 fees, interest, taxes, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities, and extraordinary items) when they exceed 1.50% of the average daily net assets of the Global Tactical Allocation Fund. CCM currently has no intention to terminate this arrangement; however, it may do so at any time in its sole discretion.

If, at any time, the annualized expenses of Global Tactical Allocation were less than the 1.50% limitation above, the Trust, on behalf of Global Tactical Allocation, would reimburse CCM or QFI for any fees previously waived and/or expenses previously assumed, provided, however, that the repayment shall be payable only to the extent that it: (a) can be made during the three (3) years following the time at which the adviser waived fees or assumed expenses for Global Tactical Allocation, and (b) can be repaid without causing the expenses of Global Tactical Allocation to exceed the annualized expense ratio at the time of reimbursement. Since the advisory agreement between QFI and the Trust has been terminated, the unreimbursed amount waived by QFI which may not be recovered is $23,951.

At June 30, 2018, the cumulative unreimbursed amount paid and/or waived by CCM on behalf of Global Tactical Allocation that may be recovered is $4,956.  The Adviser may recapture portions of the above amount no later than the date stated below.

June 30,
2021
Global Tactical Allocation	$4,956

Foreside Fund Services, LLC (“Distributor”) serves as principal underwriter for the Trust. The Trust has adopted distribution and shareholder servicing plans pursuant to Rule 12b-1 of the 1940 Act for Class A and Class C shares described below. There is no Rule 12b-1 distribution plan for Institutional Class shares of the Funds. The Class A Plan provides that each Fund may pay a servicing or Rule 12b-1 fee at an annual rate of 0.25% of the Class A average net assets on a monthly basis to persons or institutions for performing certain servicing functions for the Class A shareholders. The Class A Plan also allows the Fund to pay or reimburse expenditures in connection with sales and promotional services related to distribution of the Fund’s shares, including personal services provided to prospective and existing shareholders. The Class C Plan provides that each Fund may compensate QFI and others for services provided and expenses incurred in the distribution of shares at an annual rate of 1.00% of the average net assets of each class on a monthly basis.

2018 ANNUAL REPORT

Notes to the Financial Statements (continued)

Note 3 — Investment Advisory Fee and Other Related Party Transactions (Continued)

For the fiscal year ending June 30, 2018, the Distributor received underwriter concessions from the sale of Funds shares as follows:

Fund	Amount
Global Tactical Allocation	$343
Mid-Cap Value	6
Small-Cap Value	651
Strategic Growth	556

Except for the Trust’s Chief Compliance Officer (“CCO”), employees and Officers of QFI do not receive any compensation from the Trust. For the period July 1, 2017 to December 31, 2017 the CCO of the Trust also served as general counsel to QFI. For this period, the Funds compensated the CCO as follows:

Fund	Amount paid
Global Tactical Allocation	$4,379
Mid-Cap Value	4,606
Small-Cap Value	18,824
Strategic Growth	45,787

For the period January 1, 2018 to June 15, 2018, the Trust continued to pay the Chief Compliance Officer directly the following fees:

Fund	Amount paid
Global Tactical Allocation	$2,242
Mid-Cap Value	4,197
Small-Cap Value	15,790
Strategic Growth	45,389

For the period June 16, 2018 to June 30, 2018 the Trust paid Little Consulting Group, LLC the following fees:

Fund	Amount paid
Global Tactical Allocation	$217
Mid-Cap Value	489
Small-Cap Value	1,337
Strategic Growth	5,457

Note 4 — Purchases and Sales of Investments

For the fiscal year ending June 30, 2018 aggregate purchases and sales of investment securities (excluding short-term investments) for each Fund were as follows:

	Purchases	Sales
Global Tactical Allocation	$2,463,244	$6,330,158
Mid-Cap Value	2,155,195	4,585,801
Small-Cap Value	30,315,498	46,581,727
Strategic Growth	79,688,444	97,250,876

2018 ANNUAL REPORT

Notes to the Financial Statements (continued)

Note 5 — Tax Matters

For U.S. federal income tax purposes, the cost of securities owned, gross appreciation, gross depreciation, and net unrealized appreciation (depreciation) of investments at June 30, 2018 for each Fund were as follows:

		Gross	Gross	Net Appreciation
Fund	Cost	Appreciation	Depreciation	(Depreciation)
Global Tactical	$2,592,293	$212,406	$(193,362)	$19,044
Mid-Cap Value	4,350,945	1,209,070	(89,647)	1,119,423
Small-Cap Value	14,411,630	1,617,434	(365,700)	1,251,734
Strategic Growth	58,553,257	8,929,945	(2,348,315)	6,581,630

As of June 30, 2018, the components of distributable earnings on a tax basis were as follows:

								Total
		Undis-	Undis-	Other	Capital		Post-	Distribu-
	Unrealized	tributed	tributed	Accum-	Loss	Late	October	table
	Appreciation	Ordinary	Capital	ulated	Carry-	Year	Capital	Earnings/
Fund	(Depreciation)	Income	Gain	Gain/(Loss)	forward	Loss	Loss	(Loss)
Global Tactical	$19,044	$22,155	$—	$—	$—	$—	$—	$41,199
Mid-Cap Value	1,119,423	—	—	—	—	(31,549)	—	1,087,874
Small-Cap Value	1,251,734	1,445,433	1,926,732	—	—	—	—	4,623,899
Strategic Growth	6,581,630	—	—	—	—	(386,290)	—	6,195,340

The difference between book basis and tax basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales, and the differing book/tax treatment of unrealized appreciation/depreciation on partnership adjustments.

The undistributed ordinary income, capital gains and carryforward losses shown above differ from the corresponding accumulated net investment income and accumulated net realized gain (loss) figures reported in the statements of assets and liabilities due to differing book/tax treatment of short-term capital gains, and certain temporary book/tax differences such as the deferral of realized losses on wash sales, partnership adjustments and net losses realized after October 31 and from ordinary losses incurred after December 31.

Under current tax law, foreign currency and net capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. The Funds elected to defer net capital and currency losses as indicated in the chart below.

At June 30, 2018, the capital loss carryovers, late year losses, post-October capital loss and the capital loss utilized for the Funds were as follows:

				Capital Loss
	Capital Loss			Carryovers
	Carryovers	Late Year	Post-October	Expired	Capital Loss
Fund	Indefinite	Loss	Capital Loss	2018	Utilized
Global Tactical	$—	$—	$—	$2,701,227	$17,456
Mid-Cap Value	—	31,549	—	188,692	981,880
Small-Cap Value	—	—	—	—	—
Strategic Growth	—	386,290	—	153,800,600	10,913,697

2018 ANNUAL REPORT

Notes to the Financial Statements (continued)

Note 6 — Reclassification of Capital Accounts

In accordance with the accounting pronouncements, each Fund has recorded reclassifications in the capital accounts. These reclassifications have no impact on the net asset value of the Funds and are designed generally to present undistributed income and realized gains on a tax basis which is considered to be more informative to shareholders. As of June 30, 2018, the Funds recorded the following reclassification to increase (decrease) the accounts listed below:

	Accumulated	Accumulated
	Net Investment	Net Realized	Paid in
Fund	Income (Loss)	Gain (Loss)	Capital
Global Tactical	$(35,495)	$2,736,745	$(2,701,250)
Mid-Cap Value	63,414	144,023	(207,437)
Small-Cap Value	199,274	(199,274)	—
Strategic Growth	222,494	153,804,584	(154,027,078)

Note 7 — Distributions to Shareholders

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. The information set forth below is for each Fund as required by federal securities laws. The Small-Cap Value Fund is the only Fund that required a distribution during the 2017 and 2018 fiscal years.

The tax character of dividends and distributions paid during the fiscal years of 2018 and 2017 were as follows:

	Ordinary Income		Long-Term Capital Gain
Fund	2018	2017	2018	2017
Small-Cap Value	$1,382,278	$ —	$2,668,792	$ —

Note 8 — Fund Share Transactions

At June 30, 2018, there were an unlimited number of shares of beneficial interest with a $0.01 par value authorized. The following table summarizes the activity in shares of each Fund:

	Global Tactical Allocation
	Year Ended 6/30/18		Year Ended 6/30/17
	Shares	Value	Shares	Value
Shares sold:
Class A	7,299	$79,382	7,980	$83,591
Class C	1	10	2,103	20,892
Institutional Class	127,027	1,582,451	307,084	3,677,885
Shares issued to shareholders due
to reinvestment of distributions:
Class A	—	—	—	—
Class C	—	—	—	—
Institutional Class	—	—	—	—
	134,327	$1,661,843	317,167	$3,782,368
Shares Redeemed:
Class A	(49,337)	(524,151)	(167,117)	(1,748,988)
Class C	(23,939)	(236,564)	(56,996)	(557,112)
Institutional Class	(419,415)	(5,271,512)	(156,645)	(1,880,587)
	(492,691)	$(6,032,227)	(380,758)	$(4,186,687)
Net increase (decrease)	(358,364)	$(4,370,384)	(63,591)	$(404,319)

2018 ANNUAL REPORT

Notes to the Financial Statements (continued)

Note 8 — Fund Share Transactions (Continued)

	Mid-Cap Value
	Year Ended 6/30/18		Year Ended 6/30/17
	Shares	Value	Shares	Value
Shares sold:
Class A	3,322	$101,337	4,309	$113,588
Class C	119	3,117	247	5,732
Institutional Class	1,710	52,430	6,465	187,330
Shares issued to shareholders due
to reinvestment of distributions:
Class A	—	—	—	—
Class C	—	—	—	—
Institutional Class	—	—	—	—
	5,151	$156,884	11,021	$306,650
Shares Redeemed:
Class A	(46,047)	(1,404,702)	(30,932)	(823,921)
Class C	(12,849)	(335,680)	(13,530)	(309,983)
Institutional Class	(20,434)	(676,034)	(8,120)	(229,719)
	(79,330)	$(2,416,416)	(52,582)	$(1,363,623)
Net increase (decrease)	(74,179)	$(2,259,532)	(41,561)	$(1,056,973)

	Small-Cap Value
	Year Ended 6/30/18		Year Ended 6/30/17
	Shares	Value	Shares	Value
Shares sold:
Class A	8,231	$183,931	8,736	$199,054
Class C	787	13,745	411	7,675
Institutional Class	12,241	301,296	15,401	366,482
Shares issued to shareholders due
to reinvestment of distributions:
Class A	35,546	800,131	—	—
Class C	12,052	207,168	—	—
Institutional Class	117,150	2,815,103	—	—
	186,007	$4,321,374	24,548	$573,211
Shares Redeemed:
Class A	(106,446)	(2,503,450)	(62,175)	(1,437,981)
Class C	(8,491)	(160,941)	(24,210)	(451,121)
Institutional Class	(558,629)	(13,411,053)	(357,329)	(8,460,169)
	(673,566)	$(16,075,444)	(443,714)	$(10,349,271)
Net increase (decrease)	(487,559)	$(11,754,070)	(419,166)	$(9,776,060)

2018 ANNUAL REPORT

Notes to the Financial Statements (continued)

Note 8 — Fund Share Transactions (Continued)

	Strategic Growth
	Year Ended 6/30/18		Year Ended 6/30/17
	Shares	Value	Shares	Value
Shares sold:
Class A	17,276	$523,299	26,993	$704,491
Class C	3,636	95,497	15,462	363,910
Institutional Class	15,767	503,204	44,663	1,197,952
Shares issued to shareholders due
to reinvestment of distributions:
Class A	—	—	—	—
Class C	—	—	—	—
Institutional Class	—	—	—	—
	36,679	$1,122,000	87,118	$2,266,353
Shares Redeemed:
Class A	(396,109)	(11,898,484)	(638,440)	(16,536,992)
Class C	(123,869)	(3,210,249)	(230,332)	(5,180,033)
Institutional Class	(54,329)	(1,731,808)	(277,544)	(7,249,735)
	(574,307)	$(16,840,541)	(1,146,316)	$(28,966,760)
Net increase (decrease)	(537,628)	$(15,718,541)	(1,059,198)	$(26,700,407)

Note 9  — Indemnifications

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications.

The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Trust, and, therefore, cannot be estimated; however, based on experience, risk of loss from such claims is considered remote.

Note 10 — Events Subsequent to Year-End

Following the completion of the Funds’ 2018 fiscal year, the Board has undertaken to complete the re-domestication of the Trust from Massachusetts to Delaware, consistent with the approval of an agreement and plan of reorganization that was approved by Fund shareholders.  The Board also has approved the merger of the Quaker Global Tactical Allocation Fund into the Quaker Impact Growth Fund (formerly, Quaker Strategic Growth Fund) and the merger of the Quaker Mid-Cap Value Fund into the Quaker Small/Mid-Cap Impact Value Fund (formerly, Quaker Small-Cap Value Fund), which mergers do not require shareholder approval and which are expected to occur during the fall of 2018.  Shareholders will receive an information statement/prospectus describing such changes.  In addition, the Board has approved the elimination of the front-end sales charge for Class A shares and the re-designation of Class A shares as “Adviser Class shares.” This change should be effective on or about September 30, 2018. Finally, the Board also approved the conversion of Class C shares to Class A shares, which is expected to occur during the fall of 2018.

Note 11 — Matters Submitted for Shareholder Vote (unaudited)

A special meeting of the shareholders of the Quaker Investment Trust - Quaker Small-Cap Value Fund was held on May 23, 2018.  At the meeting, the Approval of the New Investment Management Agreement between the Trust on behalf of the Quaker Small-Cap Value Fund and Community Capital Management, Inc. and an Agreement of the Plan of Reorganization that provides for the Reorganization of the Trust from its Current Form of

2018 ANNUAL REPORT

Notes to the Financial Statements (continued)

Note 11 — Matters Submitted for Shareholder Vote (unaudited) (Continued)

Organization as a Massachusetts Business Trust into a Newly Formed Delaware Statutory Trust was approved by a majority of the outstanding voting securities of the Quaker Small-Cap Value Fund.  The results of the shareholder votes are as follows:

Proposals	For	Against	Abstain
The New Investment Management Agreement	583,825	735	20,300
The Plan of Reorganization	583,237	880	20,743

A special meeting of the shareholders of the Quaker Investment Trust - Quaker Global Tactical Allocation Fund was held on June 14, 2018.  At the meeting, the Approval of the New Investment Management Agreement between the Trust on behalf of the Quaker Global Tactical Allocation Fund and Community Capital Management, Inc. and  an Agreement of the Plan of Reorganization that provides for the Reorganization of the Trust from its Current Form of Organization as a Massachusetts Business Trust into a Newly Formed Delaware Statutory Trust  was approved by a majority of the outstanding voting securities of the Quaker Global Tactical Allocation Fund.  The results of the shareholder votes are as follows:

Proposals	For	Against	Abstain
The New Investment Management Agreement	99,733	1,954	29,273
The Plan of Reorganization	99,733	1,954	29,273

A special meeting of the shareholders of the Quaker Investment Trust - Quaker Mid-Cap Value Fund was held on June 27, 2018.  At the meeting, the Approval of the New Investment Management Agreement between the Trust on behalf of the Quaker Mid-Cap Value Fund and Community Capital Management, Inc. and  an Agreement of the Plan of Reorganization that provides for the Reorganization of the Trust from its Current Form of Organization as a Massachusetts Business Trust into a Newly Formed Delaware Statutory Trust  was approved by a majority of the outstanding voting securities of the Quaker Mid-Cap Value Fund.  The results of the shareholder votes are as follows:

Proposals	For	Against	Abstain
The New Investment Management Agreement	90,235	1,480	19,479
The Plan of Reorganization	89,593	1,142	20,457

A special meeting of the shareholders of the Quaker Investment Trust - Quaker Strategic Growth Fund was held on June 27, 2018.  At the meeting, the Approval of the New Investment Management Agreement between the Trust on behalf of the Quaker Strategic Growth Fund and Community Capital Management, Inc. and an Agreement of the Plan of Reorganization that provides for the Reorganization of the Trust from its Current Form of Organization as a Massachusetts Business Trust into a Newly Formed Delaware Statutory Trust  was approved by a majority of the outstanding voting securities of the Quaker Strategic Growth Fund.  The results of the shareholder votes are as follows:

Proposals	For	Against	Abstain
The New Investment Management Agreement	861,771	31,836	247,480
The Plan of Reorganization	852,751	43,628	244,710

A special meeting of the shareholders of the Quaker Investment Trust - Quaker Global Tactical Allocation Fund, Quaker Mid-Cap Value Fund, Quaker Small-Cap Value Fund and Quaker Strategic Growth Fund  (the (“Trust”) was held on June 27, 2018.  At the meeting, the Election of a New Board of Trustees for the Trust was approved in plurality by a majority of the outstanding voting securities of the Quaker Investment Trust.  The result of the shareholder vote is as follows:

Proposal	For	Against	Abstain
Elect a Board of Trustees for the Trust	2,913,324	—	78,335

2018 ANNUAL REPORT

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Quaker Investment Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Quaker Global Tactical Allocation Fund, Quaker Mid-Cap Value Fund, Quaker Small-Cap Value Fund, and Quaker Strategic Growth Fund (the “Funds”), each a series of Quaker Investment Trust (the “Trust”), including the schedules of investments, as of June 30, 2018, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of June 30, 2018, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2012.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of the Funds’ internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
August 13, 2018

2018 ANNUAL REPORT

Trustees and Officers (unaudited)

June 30, 2018

The Board has overall responsibility for conduct of the Trust’s affairs. The day-to-day operations of the Trust are managed by CCM subject to the Bylaws of the Trust and review by the Board. The Trustees, including those Trustees who are also officers, are listed below:

		Serving as			Other
		an Officer		Portfolios	Directorships
Name, Age &	Position(s) Held	or Trustee of	Principal Occupation(s)	Overseen by	Held by
Address*	with the Trust	the Trust	During Past 5 Years	Trustee	Trustee(1)
Independent Trustees
James R. Brinton	Trustee	Since 2002	Vice President, BMT Insurance	4	None
Age 64	Chairman	Since 2018	Advisors (a commercial insurance
	Lead	2007–2018	brokerage firm) since 2015;
	Independent		President, Robert J. McAllister
	Trustee		Agency, Inc. (a commercial
insurance brokerage firm).
Everett T. Keech	Trustee	2005–Present	Chairman, Technology	4	Director,
Age 78			Development Corp., since 1997;		Technology
			Affiliated Faculty, University		Development
			of Pennsylvania since 1998.		Corp.
Gary Edward Shugrue	Trustee	2008–Present	Veritable, LP (investment advisory	4	Director,
Age 64			firm) since 2015; President and		Vivaldi
			Chief Investment Officer,		Opportunities
			Ascendant Capital Partners		Fund
from 2001–2015.
Warren West	Trustee	2003–Present	Retired since 2017. Greentree	4	None
Age 61			Brokerage Services, Inc.
from 1998–2017.
Interested Trustee
Alyssa Greenspan(2)	President	Since	President, Community Capital	4	Director,
Age 46		January, 2018	Management, Inc. since		Impact Shares
	Trustee	Since	January 2015; Chief Operating
		June, 2018	Officer, Community Capital
Management, Inc. since June
2009; Senior Vice President and
Portfolio Manager, Community
Capital Management, Inc.
since May 2003.
Officers
Todd Cohen	Secretary	Since	Chief Executive Officer and Chief	N/A	N/A
Age 52		June, 2018	Investment Officer, Community
Capital Management, Inc. since
January 2015; President and Chief
Investment Officer, Community
Capital Management, Inc.
January 2007–January 2015.

2018 ANNUAL REPORT

Trustees and Officers (unaudited) (continued)

		Serving as			Other
		an Officer		Portfolios	Directorships
Name, Age &	Position(s) Held	or Trustee of	Principal Occupation(s)	Overseen by	Held by
Address*	with the Trust	the Trust	During Past 5 Years	Trustee	Trustee(1)
David K. Downes	Treasurer	Since	Chair of the Board, Community	N/A	N/A
Age 78		June, 2018	Capital Management, Inc. since
February 2015; Chief Executive
Officer, Community Capital
Management, Inc. from
January 2004–February 2015.
Stefanie Little	Chief Compliance	Since	Chief Compliance Officer,	N/A	N/A
Age 50	Officer	June, 2018	Community Capital Management,
Inc. (2010–present). Chief
Compliance Officer for Quaker
Investment Trust since June, 2018.
Founder of Chenery Compliance
Group, LLC (2015–present);
Managing Member SEC Compliance
Alliance, LLC (2012–present),
President of Little Consulting Group,
Inc. (2011–present).

*	The address for each Trustee and Officer is Community Capital Management, Inc., 2500 Weston Road, Suite 101, Weston, Florida 33331.
(1)
Directorship of companies required to report to the SEC under the Securities and Exchange Act of 1934, as amended (the “Exchange Act”) (i.e., “public companies”) and investment companies registered under the 1940 Act.

(2)	Ms. Greenspan is an “interested person of the Trust (as defined in the 1940 act) due to the position she holds with Community Capital Management, Inc.

The Statement of Additional Information for the Trust includes additional information about the Trustees and Officers and is available, without charge, upon request by calling (800) 220-8888.

Form N-Q Filing and Proxy Voting Policies and Procedures

Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. Each Fund’s Forms N-Q, as well as a description of the policies and procedures that each Fund uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge: (i) upon request, by calling (800) 220-8888; and (ii) on the SEC’s web-site at http://www.sec.gov. Each Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information (if any) regarding how the Funds voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available: (i) without charge, upon request, by calling (800) 220-8888; and (ii) on the SEC’s web-site at http://www.sec.gov.

2018 ANNUAL REPORT

General Information (unaudited)

Tax Information

We are required to advise you within 60 days of the Funds’ fiscal year-end regarding the federal tax status of certain distributions received by shareholders during such fiscal year. The information below is provided for the fiscal year ending June 30, 2018. During the fiscal year ended June 30, 2018, the following Fund paid a long-term capital distribution.

Fund
Small-Cap Value	$2,668,792

Individual shareholders are eligible for reduced tax rates on the following percentages of qualified dividend income. For the purposes of computing the dividends eligible for reduced taxes, the following percentage of the dividends paid by the Fund from ordinary income earned during the fiscal year are considered qualified dividend income.

Fund	Percentage
Small-Cap Value	22.26%

Corporate shareholders may exclude up to the following percentages of qualifying dividends. For the purposes of computing this exclusion, the following percentage of the dividends paid by the Funds from ordinary income earned during the fiscal year represents qualifying dividends.

Fund	Percentage
Small-Cap Value	18.82%

During the fiscal year ending June 30, 2018, the percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for the Fund was as follows.

Fund	Percentage
Small-Cap Value	100.00%

Dividends and distributions received by retirement plans such as IRAs, Keogh type plans and 403(b) plans need not be reported as taxable income. However, many retirement plan trusts may need this information for their annual information reporting. Since the information above is reported for the Funds’ fiscal year and not the calendar year, shareholders should refer to their Form 1099-DIV or other tax information which will be mailed in January 2019 to determine the calendar year amounts to be included on their 2018 tax returns. Shareholders should consult their tax advisers.

Privacy Policy

Your personal privacy is important. At Quaker Investment Trust, including its subsidiaries and affiliated entities, we recognize that whether you are an existing customer or are considering a relationship with us, you have an interest in how we collect, retain and use information about you and your relationship with us.

We are committed to protecting your confidential information. We do this by maintaining standards and procedures designed to prevent the accidental disclosure of such information and/or its misuse. Our Customer Privacy Policy, which outlines how we accomplish the protection of your information, is set forth below.

2018 ANNUAL REPORT

General Information (unaudited) (continued)

I.	INFORMATION COLLECTION

We may collect “non-public personal information” about you from the following sources:

•	Information we receive from you on account applications and other account forms you provide to us;

•	Information about your transactions with us, our affiliates, and other entities;

•
Information we receive from third parties, such as credit bureaus, the IRS, and others. “Non-public personal information” is non-public information about you that we obtain in connection with providing a financial product or service to you. For example, non-public personal information includes information regarding your account balance, shares held, which funds you own, your investment history, etc.

II.	INFORMATION USE & SHARING WITH THIRD PARTIES

We are permitted under law to share information about our experiences or transactions with you or your account (such as your account balance, shares owned, and investment history) with affiliates. We may also share additional information about you or your account (such as information we receive from account applications and other correspondence) with our affiliates. We do not disclose information to our affiliates that does not directly relate to our or our affiliates’, experiences or transactions with your account.

We are also permitted under law to disclose non-public information about you to “non-affiliated third parties” in certain circumstances. We may share certain kinds of customer information with these third parties solely to facilitate the offering, administration, collection and delivery of our services to you, and only under strictly controlled circumstances designed to protect the privacy of your information. We require any non-affiliated third party with whom we share such information to execute our Confidentiality and Consumer Privacy Protection Agreement. Under that agreement, those parties are not allowed to release, use for their own purposes, or sell, transfer or provide any customer information we share with them to any other party.

You should be aware that there may be occasions where we are legally required to disclose information about you, such as in response to a governmental or court order.

If you decide to close your account with us, we will continue to adhere to these privacy policies. Lastly, we do not sell customer lists or individual customer information.

III.	SECURITY STANDARDS

At Quaker Investment Trust and our affiliates, employee access to customer information is authorized for business purposes only and only for employees who need to know such information.

We regularly train our employees on privacy and privacy security, and we have established and continuously maintain standards and procedures to protect the privacy of your information.

When you use our on-line (Internet) products and services, we may collect information about you to personalize our services to you, but we do not share any such information or your email information to anyone other than our affiliates, unless compelled to do so under law.

IV.	ACCURACY

We continually strive to maintain complete and accurate information about you and your accounts. Should you ever believe that our records are inaccurate or incomplete, please call us immediately at 1-800-220-8888. We will investigate your concerns and correct any inaccuracies. We will also confirm to you the actions we have taken concerning your account. You may also write to us at the Quaker Investment Trust, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.

2018 ANNUAL REPORT

General Information (unaudited) (continued)

Notice Regarding Delivery of Shareholder Documents

In an effort to decrease costs, each Fund intends to reduce the number of duplicate Prospectuses and Annual and Semi-Annual Reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders we reasonably believe are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-800-220-8888 to request individual copies of these documents. Once a Fund receives notice to stop householding, we will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

2018 ANNUAL REPORT

The Quaker Funds are distributed by
Foreside Fund Services, LLC.

Contact us:
Quaker Investment Trust
c/o U.S. Bancorp Fund Services, LLC.
PO Box 701
Milwaukee, WI 53201-0701
800.220.8888
www.quakerfunds.com

©2018 Quaker® Investment Trust

QKAR 062018

Item 2. Code of Ethics.

As of the period ended June 30, 2018 (the “Reporting Period”), the Registrant has adopted a code of ethics that applies to the Registrant’s Principal Executive Officer and Principal Financial Officer. During the Reporting Period, there have been no changes to, amendments to, or waivers from, any provision of the code of ethics. A copy of this code of ethics, dated June 30, 2018, is filed as an Exhibit to this Form N-CSR pursuant to Item 12(a)(1).

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees (the “Board”) has determined that the Registrant has one audit committee financial expert serving on its audit committee. The Board has designated Everett T. Keech audit committee financial expert serving on the registrant’s audit committee, and determined that Everett T. Keech is independent within the meaning of paragraph (a)(2) of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)
Audit Fees: The aggregate fees billed for each of the last two fiscal years for professional services rendered to the Registrant by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $50,000 for 2018 and $62,500 for 2017. The decrease in fees billed is due to the decrease from five to four portfolios in the Trust.

(b)
Audit-Related Fees: The aggregate fees billed in each of the last two fiscal years for assurance and related services rendered to the Registrant by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2018 and $0 for 2017.

(c)
Tax Fees: The aggregate fees billed in each of the last two fiscal years for professional services rendered to the Registrant by the principal accountant for tax compliance, tax advice, and tax planning are $10,000 for 2018 and $12,500 for 2017. The services for each of the fiscal years ended June 30, 2018 and June 30, 2017 consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; and (iii) tax advice regarding tax qualification. The decrease in fees billed is due to the decrease from five to four portfolios in the Trust.

(d)
All Other Fees: The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2018 and $0 for 2017.

(e)
The Audit Committee of the Board of Trustees (the “Audit Committee”) has not adopted pre-approval policies and procedures. Instead, pursuant to the registrant’s Audit Committee Charter that has been adopted by the Audit Committee, the Audit Committee shall approve, prior to appointment, the engagement of the auditor to provide audit services to the registrant and non-audit services to the registrant, its investment adviser or any entity controlling, controlled by or under common control with the investment adviser that provides on-going services to the registrant if the engagement relates directly to the operations and financial reporting of the Registrant.

(f)	All of the principal accountant’s hours spent on auditing the Registrant’s financial statements were attributed to work performed by full time permanent employees of the principal accountant.
(g)
The aggregate non-audit fees billed by the Registrant’s accountant for services rendered to the Registrant and to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and whose activities are overseen by the Registrant’s investment adviser) and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, for each of the Registrant’s last two fiscal years are $0 for 2018 and $0 for 2017.

(h)
The Audit Committee has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser is compatible with maintaining the principal accountant’s independence. The Audit Committee has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

(a)
A Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1, Report to Shareholders, of this Form N-CSR.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)
The Registrant’s Principal Executive Officer and Principal Financial Officer, or persons performing similar functions, have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(a)(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(a)(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Quaker Investment Trust

By (Signature and Title)          /s/Alyssa Greenspan
    Alyssa Greenspan,
    President/Principal Executive Officer

Date    August 23, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)          /s/Alyssa Greenspan
Alyssa Greenspan,
President/Principal Executive Officer

Date    August 23, 2018

By (Signature and Title)          /s/David Downes
David Downes,
Treasurer/Principal Financial Officer

Date    August 23, 2018